EXECUTION VERSION

GUARANTEE AND COLLATERAL AGREEMENT
made by
CHC CAYMAN ABL HOLDINGS LTD.
and
CHC CAYMAN ABL BORROWER LTD.
and certain of its Subsidiaries,
in favor of
BNP PARIBAS S.A.
as Collateral Agent
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent
Dated as of June 12, 2015

SECTION 1 Defined Terms		2
1.1	Definitions	2
1.2	Other Definitional Provisions	12

SECTION 2 Guarantee		12
2.1	Guarantee	12
2.2	Right of Contribution	13
2.3	No Subrogation	14
2.4	Amendments, etc. with Respect to the Obligations	14
2.5	Guarantee Absolute and Unconditional	15
2.6	Reinstatement	16
2.7	Payments	16

SECTION 3 Grant of Security Interest		17
3.1	Grant	17
3.2	Pledged Collateral	18
3.3	Certain Limited Exceptions	18
3.4	Intercreditor Relations	21

SECTION 4 Representations and Warranties		21
4.1	Representations and Warranties of Each Guarantor	21
4.2	Representations and Warranties of Each Grantor	21
4.3	Representations and Warranties of Each Pledgor	25

SECTION 5 Covenants		26
5.1	Covenants of Each Guarantor	26
5.2	Covenants of Each Grantor	26
5.3	Covenants of Each Pledgor	32
5.4	Covenants of Holdings	34
5.5	Further Assurance Covenants of the Parent Borrower	35

SECTION 6 Remedial Provisions		37
6.1	Certain Matters Relating to Affiliate Rental Payments	37
6.2	Communications with Obligors; Grantors Remain Liable	38
6.3	Pledged Stock	39
6.4	Proceeds to Be Turned Over to the Administrative Agent	40
6.5	Application of Proceeds	41
6.6	Code and Other Remedies	41
6.7	Registration Rights	42
6.8	Waiver; Deficiency	43

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SECTION 7 The Collateral Agent		43
7.1	Collateral Agent’s and Administrative Agent’s Appointment as Attorney-in-Fact, etc	43
7.2	Duty of Collateral Agent	45
7.3	Financing Statements	45
7.4	Authority of the Administrative Agent and the Collateral Agent	46
7.5	Right of Inspection	46

SECTION 8 Non-Lender Secured Parties		47
8.1	Rights to Collateral	47
8.2	Appointment of Agent	48
8.3	Waiver of Claims	48
8.4	Designation of Non-Lender Secured Parties	49

SECTION 9 Miscellaneous		49
9.1	Amendments in Writing	49
9.2	Notices	49
9.3	No Waiver by Course of Conduct; Cumulative Remedies	49
9.4	Enforcement Expenses; Indemnification	50
9.5	Successors and Assigns	50
9.6	Set-Off	50
9.7	Counterparts	51
9.8	Severability	51
9.9	Section Headings	51
9.1	Integration	51
9.1	GOVERNING LAW	51
9.1	Submission to Jurisdiction; Waivers	52
9.1	Acknowledgments	53
9.1	WAIVER OF JURY TRIAL	53
9.2	Additional Granting Parties	53
9.2	Releases	53
9.2	Judgment	55
9.2	Transfer Tax Acknowledgment	55

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SCHEDULES

Schedule 1	-- Notice Addresses of Granting Parties

Schedule 2	-- Pledged Securities

Schedule 3	-- Perfection Matters

Schedule 4A	-- Financing Statements

Schedule 4B	-- Jurisdiction of Organization

Schedule 5	-- Intellectual Property

Schedule 6	-- Commercial Tort Claims

Schedule 7	-- Letter-of-Credit Rights

Schedule 8	-- Agreed Security Principles
ANNEXES

Annex 1	-- Form of Acknowledgement and Consent of Issuers who are not Granting Parties

Annex 2	-- Form of Assumption Agreement

Annex 3	-- Form of Supplemental Agreement

Annex 4	-- Form of Helicopter Mortgage

Annex 5	-- Form of Notice and Acknowledgement of Security Interest - Insurances Assignment

Annex 6	-- Form of Notice and Acknowledgement of Security Interest - Warranties

Annex 7	-- Form of Notice and Acknowledgement of Security Interest - Modification Contracts

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GUARANTEE AND COLLATERAL AGREEMENT
GUARANTEE AND COLLATERAL AGREEMENT, dated as of June 12, 2015, made by CHC CAYMAN ABL HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (as further defined in the Credit Agreement, “Holdings”), CHC CAYMAN ABL BORROWER LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (as further defined in the Credit Agreement, the “Parent Borrower”) and certain Subsidiaries of the Parent Borrower from time to time party hereto, in favor of BNP PARIBAS S.A., as collateral agent (in such capacity, and together with its permitted successors and assigns in such capacity, the “Collateral Agent”) for the benefit of itself and the other Secured Parties and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) for the benefit of itself and the other Secured Parties.
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among 6922767 Holding SARL, a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (as further defined in the Credit Agreement, the “Parent Guarantor”), the Parent Borrower, certain Subsidiaries of the Parent Borrower from time to time party thereto as Subsidiary Borrowers (as defined therein), the Collateral Agent, the Administrative Agent, and the other parties from time to time party thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;
WHEREAS, the Borrowers are members of an affiliated group of companies that includes Holdings, the Parent Borrower, the Parent Borrower’s Subsidiaries that are party hereto and any other Subsidiary of the Parent Borrower that becomes a party hereto from time to time after the date hereof (all of the foregoing collectively, the “Granting Parties”);
WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Granting Parties in connection with the operation of their respective businesses;
WHEREAS, the Borrowers and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;
WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the Collateral Agent and the Administrative Agent for the benefit of the Secured Parties; and

WHEREAS, the Collateral Agent and the Administrative Agent and one or more Additional Agents may in the future enter into one or more Intercreditor Agreements or Intercreditor Agreement Supplements (in each case as amended, waived, supplemented or otherwise modified from time to time (subject to Subsection 9.1)).
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Granting Party hereby agrees with the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties (as defined herein), as follows:
Section 1

Defined Terms
1.1    Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms that are defined in the Code (as defined below and in effect on the date hereof) are used herein as so defined: Cash Proceeds, Chattel Paper, Commercial Tort Claims, Documents, Electronic Chattel Paper, Equipment, Fixtures, General Intangibles, Goods, Letter-of-Credit Rights, Money, Promissory Notes, Records, Securities, Securities Accounts and Supporting Obligations.
(b)    The following terms shall have the following meanings:
“Accounts”: all accounts (as defined in the Code) of each Grantor, including all Accounts (as defined in the Credit Agreement) and Accounts Receivable of such Grantor.
“Accounts Receivable”: any right to payment, whether or not earned by performance, for goods sold, leased, licensed, assigned or otherwise disposed, or for services rendered or to be rendered, which is not evidenced by an instrument (as defined in the Code) or Chattel Paper.
“Additional Agent”: any administrative agent, collateral agent, security agent, trustee or other representative, in each case including any successor thereto, for or of any one or more secured parties in respect of any incurrence of Indebtedness (including under Subsection 8.13(b) of the Credit Agreement) that is permitted by the Credit Agreement to be secured by a Lien on the Security Collateral.
“Adjusted Net Worth”: of any Guarantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document).
“Administrative Agent”: as defined in the preamble hereto.
“Agreed Security Principles”: as set forth in Schedule 8.

“Agreement”: this Guarantee and Collateral Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time.
“Airframe Warranties”: manufacturer warranties in relation to an Airframe.
“Applicable Law”: as defined in Subsection 9.8.
“Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, (b) was an Agent, a Lender or an Affiliate of an Agent or Lender on the date hereof or at the time of entry into such Bank Products Agreement, or was an Agent or Lender at the time of the designation referred to in the following clause (c), and (c) has been designated by the Parent Borrower in accordance with Subsection 8.4.
“Bank Products Agreement”: any agreement pursuant to which a bank or other financial institution agrees to provide (a) treasury services, (b) credit card, merchant card, purchasing card or stored value card services (including processing and other administrative services with respect thereto), (c) cash management services (including controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer and interstate depository network services) and (d) other banking products or services as may be requested by any Grantor (other than letters of credit and other than loans except indebtedness arising from services described in clauses (a) through (c) of this definition).
“Bankruptcy”: as defined in Subsection 8.1.
“Bankruptcy Case”: (i) Holdings or any of its Subsidiaries commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (ii) there being commenced against Holdings or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.
“Bankruptcy Code”: Title 11 of the United States Code.
“Borrower Obligations”: with respect to any Borrower, the collective reference to all obligations and liabilities of such Borrower in respect of the unpaid principal of and interest on (including interest and fees accruing after the maturity of the Loans and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding) the Loans and all other obligations and liabilities of such Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Loans, this Agreement, the other Loan Documents or any Hedging Agreement entered into with any Hedging Affiliate, any Bank Products Agreement entered into with any Bank Products Affiliate, any Guarantee Obligation of Holdings or any of its Subsidiaries as to which any Secured Party is a beneficiary or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with any such Bank Products Agreement or a termination of any transaction entered into pursuant to any such Hedging Agreement, fees, indemnities, costs, expenses or otherwise (including all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by such Borrower pursuant to the terms of the Credit Agreement or any other Loan Document). With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Borrower Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Borrower Obligations guaranteed by such Guarantor shall not include any such Excluded Borrower Obligation.
“CFTC”: the Commodity Futures Trading Commission or any successor to the Commodity Futures Trading Commission.
“Code”: the Uniform Commercial Code as from time to time in effect in the State of New York.
“Collateral”: as defined in Subsection 3.1; provided that, for purposes of Section 8, “Collateral” shall have the meaning assigned to such term in the Credit Agreement.
“Collateral Account Bank”: any bank or an Affiliate thereof which at all times is the Administrative Agent or a Lender or an Affiliate thereof, as selected by the relevant Grantor and consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld or delayed).
“Collateral Agent”: as defined in the preamble hereto.
“Collateral Proceeds Account”: a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the Administrative Agent (as the Collateral Agent’s agent, sub-agent or designee) for the benefit of the Secured Parties.
“Commercial Tort Action”: any action, other than an action primarily seeking declaratory or injunctive relief with respect to claims asserted or expected to be asserted by Persons other than the Grantors, that is commenced by a Grantor in the courts of the United States, any state or territory thereof or any political subdivision of any such state or territory, in which any Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it exceeding $5,000,000.
“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as in effect from time to time, or any successor statute.
“Company”: as defined in the preamble hereto.
“Contracts”: with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof, to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified, and all rights of such Grantor thereunder, including (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.
“Copyright Licenses”: with respect to any Grantor, all material United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States copyright of such Grantor, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including any material license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.
“Copyrights”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, all United States copyright registrations and copyright applications, including any copyright registrations and copyright applications listed on Schedule 5, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.
“Credit Agreement”: as defined in the recitals hereto.
“demand”: as defined in Subsection 2.5.
“Deposit Account”: any “deposit account” as such term is defined in the Code (as in effect on the date hereof), now or hereafter maintained by any Grantor, and, in any event, shall include all Blocked Accounts, DDAs and Concentration Accounts.
“Engine Warranties”: manufacturer warranties in relation to an Engine.
“Excluded Assets”: as defined in Subsection 3.3.

“Excluded Loan Party Obligation”: as defined in the definition of “Guarantor Obligations” in this Subsection 1.1.
“Federal District Court”: as defined in Subsection 9.12.
“Filings”: as defined in Subsection 4.2.2.
“Financing Statements”: as defined in Subsection 4.2.2.
“first priority”: as defined in the Credit Agreement.
“Foreign Intellectual Property”: any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, service marks, trademark and service mark applications, trade names, trade dress, trademark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States or any state thereof.
“Granting Parties”: as defined in the recitals hereto.
“Grantor”: each Borrower (with respect to the Collateral and any other Helicopter Equipment held by such Borrower), and any other Subsidiary of the Parent Borrower (with respect to the Collateral and any other Helicopter Equipment held by such Subsidiary), that becomes a party hereto from time to time after the date hereof.
“Guarantor Obligations”: with respect to any Guarantor, the collective reference to (i) the Borrower Obligations guaranteed by such Guarantor pursuant to Section 2 and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, any Hedging Agreement entered into with any Hedging Affiliate, any Bank Products Agreement entered into with any Bank Products Affiliate, any Guarantee Obligation of Holdings or any of its Subsidiaries as to which any Secured Party is a beneficiary, or any other document made, delivered or given in connection therewith, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and disbursements of counsel to the Administrative Agent or to any other Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Guarantor, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding). With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (together with the Excluded Borrower Obligation, the “Excluded Loan Party Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Guarantor Obligations of such Guarantor shall not include any such Excluded Loan Party Obligation.
“Guarantors”: the collective reference to each Granting Party, other than the Borrowers.
“Hedging Affiliate: any Person who (a) has entered into a Hedging Agreement with any Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, (b) was an Agent, a Lender or an Affiliate of an Agent or a Lender on the date hereof or at the time of entry into such Hedging Agreement, or was an Agent or Lender at the time of the designation referred to in the following clause (c), and (c) has been designated by the Parent Borrower in accordance with Subsection 8.4.
“Helicopter Mortgage”: a mortgage, pledge or other security agreement to be granted in favor of the Collateral Agent for the benefit of the Secured Parties in respect of a Helicopter.
“Holdings”: as defined in the preamble hereto.
“indemnified liabilities”: as defined in Subsection 9.4.
“Instruments”: as defined in Article 9 of the Code but excluding Pledged Securities.
“Insurance Provider”: with respect to any Insurance, the broker or underwriters of such Insurance.
“Insurances”: any policies of insurance relating to a Helicopter.
“Intellectual Property”: with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.
“Intercompany Note”: with respect to any Grantor, any promissory note in a principal amount in excess of $5,000,000 evidencing loans made by such Grantor to Holdings, the Parent Borrower or any of the Parent Borrower’s Restricted Subsidiaries.
“Inventory”: with respect to any Grantor, all inventory (as defined in the Code) of such Grantor, including all Inventory (as defined in the Credit Agreement) of such Grantor.
“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Code as in effect on the date hereof (other than any Capital Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.
“Issuers”: the collective reference to issuers of Pledged Stock, including (as of the Closing Date) the Persons identified on Schedule 2 as the issuers of Pledged Stock together with any successors to such companies.

“judgment currency”: as defined in Subsection 9.17.
“Lease”: a lease of a Helicopter entered into by a Grantor as lessor.
“Lender”: as defined in the preamble hereto.
“Local Filings”: registrations, filings and recordings with an appropriate governmental office, body or registry, as may reasonably be necessary to create or perfect the security interests (or other Liens) granted, or required to be granted, under this Agreement (to the extent the Collateral Agent determines, in its reasonable discretion, that such action is required to ensure the perfection or the enforceability of such security interest or other Lien against third parties), in each case in accordance with the Agreed Security Principles.
“Local Law Security Documents”: such documents and instruments as may reasonably be necessary to create or perfect the security interests (or other Liens) granted, or required to be granted, to the Collateral Agent and the Secured Parties under this Agreement under applicable local laws, which may include pledges or other security agreements and other documents required to be delivered to make any Local Filing, provided such documents and instruments comply with the Agreed Security Principles.
“Modification Contract”: a contract for the modification, configuration or outfitting of a Green Helicopter that has been delivered to a Grantor.
“Modification Contract Counterparty”: with respect to any Modification Contract to which a Grantor is a party, such Grantor’s counterparty under such Modification Contract.
“New York Courts”: as defined in Subsection 9.12.
“New York Supreme Court”: as defined in Subsection 9.12.
“Non-Lender Secured Parties”: the collective reference to all Bank Products Affiliates and Hedging Affiliates and their respective successors, assigns and transferees.
“Obligations”: (i) in the case of each Borrower, its Borrower Obligations and (ii) in the case of each Guarantor, its Guarantor Obligations.
“Ordinary Course Transferees”: as defined in Subsection 4.2.2.
“original currency”: as defined in Subsection 9.17.
“Parent Borrower”: as defined in the preamble hereto.
“Parent Guarantor”: as defined in the preamble hereto.
“Patent Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States patent, patent application, or patentable invention other than agreements with any

Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including the material license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.
“Patents”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States patents, patent applications and patentable inventions and all reissues and extensions thereof, including all patents and patent applications identified in Schedule 5, and including (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.
“Pledged Collateral”: as to any Pledgor other than Holdings, the Pledged Securities, and as to Holdings, the Pledged Stock, in all cases now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof.
“Pledged Notes”: with respect to any Pledgor other than Holdings, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor.
“Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock.
“Pledged Stock”: with respect to any Pledgor other than Holdings, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock of any Subsidiary of such Pledgor required to be pledged by such Pledgor pursuant to Subsection 5.5, as well as any other shares, stock, unit or similar certificates, options or rights of any nature whatsoever in respect of any Capital Stock of any Issuer that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect, and, with respect to Holdings, the shares of Capital Stock of the Parent Borrower, as well as any other shares, stock, unit or similar certificates options or rights of any nature whatsoever in respect of the Capital Stock of the Parent Borrower that may be issued or granted to, or held by, Holdings while this Agreement is in effect, in each case, unless and until such time as the respective pledge of such Capital Stock under this Agreement is released in accordance with the terms hereof and of the Credit Agreement; provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) any capital stock of any Subsidiary that is not a Loan Party, or of any joint venture, in each case that is prohibited (for so long as such restriction or any replacement or renewal thereof is in effect) by any applicable Contractual Obligation or Requirement of Law from being pledged to secure the Obligations or that would require governmental (including regulatory) consent, approval, license or authorization to be pledged unless such consent, approval, license or authorization has been received, (ii) any Capital Stock of any Captive Insurance Subsidiary, (iii) any Capital Stock of any Excluded Subsidiary (other than, but without limiting clause (i) above, a

Subsidiary described in clauses (b) or (d) of the definition of “Excluded Subsidiary”) and (iv) without duplication, any Excluded Assets.
“Pledgor”: Holdings (solely with respect to the Pledged Stock held by Holdings in the Parent Borrower), each Borrower (with respect to Pledged Securities held by the applicable Borrower and all other Pledged Collateral of such Borrower) and each Subsidiary Guarantor (with respect to Pledged Securities held by the applicable Subsidiary Guarantor and all other Pledged Collateral of such Subsidiary Guarantor).
“Primary Collateral”: the Collateral Proceeds Account, the Core Concentration Account, DDAs and Concentration Accounts (in each case, other than Excluded Accounts), all Insurances, all Warranties, all Modification Contracts and Capital Stock required to be pledged in favor of the Collateral Agent (or the Administrative Agent as the Collateral Agent’s agent, sub-agent or designee) for the benefit of the Secured Parties under the terms of this Agreement.
“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the Code (as in effect on the date hereof) and, in any event, Proceeds of Pledged Securities shall include all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.
“Restrictive Agreements”: as defined in Subsection 3.3(a).
“Secured Parties”: the collective reference to (i) the Administrative Agent, the Collateral Agent and each Other Representative, (ii) the Lenders, (iii) the Non-Lender Secured Parties and (iv) the respective successors and assigns and the permitted transferees and endorsees of each of the foregoing.
“Security Collateral”: with respect to any Granting Party, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party.
“Specified Assets”: as defined in Subsection 4.2.2.
“Third Party Lease”: in respect of a Helicopter owned by a Grantor, a lease entered into by such Grantor, as lessor, with any person other than an Affiliate of such Grantor, as lessee.
“Third Party Lessee”: in respect to any Third Party Lease, the lessee under such Third Party Lease.
“Trade Secret Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trade secrets, including know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trade secrets, including know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.
“Trademark Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person that is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including the material license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.
“Trademarks”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed and accepted, it being understood and agreed that the carve out in this parenthetical shall be applicable only if and for so long as a grant or enforcement of a security interest in such intent to use application would invalidate or otherwise jeopardize Grantor’s rights therein or in the resulting registration), and any renewals thereof, including each registration and application identified in Schedule 5, and including (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.
“Unassociated Engine”: any Engine not currently installed upon, or associated with, a Helicopter.
“Unassociated Part”: any Part not currently installed upon, or associated with, a Helicopter or Engine.
“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles (other than Helicopters) covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

“Warranties”: Airframe Warranties or Engines Warranties or both, as the context may require.
“Warranty Counterparty”: in respect to any Warranties, the Person who has granted such Warranties.
1.2    Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”.
(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
(c)    Where the context requires, terms relating to the Collateral, Pledged Collateral, Security Collateral or Primary Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral, Pledged Collateral, Security Collateral or Primary Collateral or the relevant part thereof.
(d)    All references in this Agreement to any of the property described in the definition of the term “Collateral”, “Pledged Collateral”, “Security Collateral” or “Primary Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral or Security Collateral or Primary Collateral, respectively.
SECTION 2

Guarantee
2.1    Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance by each Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Borrower owed to the Secured Parties.
(b)    Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Guarantor provided in Subsection 2.2 be included as an asset of the respective Guarantor in determining the maximum liability of such Guarantor hereunder.

(c)    Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.
(d)    The guarantee contained in this Section 2 shall remain in full force and effect until the earliest to occur of (i) the first date on which all the Loans, all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any of the Borrowers may be free from any Borrower Obligations, (ii) as to any Guarantor, the sale or other disposition of all of the Capital Stock of such Guarantor (to a Person other than the Borrowers or a Subsidiary Guarantor), or any other transaction or occurrence as a result of which a Subsidiary Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement and (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary.
(e)    No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of each Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earliest to occur of (i) the first date on which all the Loans and all other Borrower Obligations then due and owing, are paid in full in cash, (ii) as to any Guarantor, a sale or other disposition of all of the Capital Stock of such Guarantor (other than to a Borrower or a Subsidiary Guarantor), or any other transaction or occurrence as a result of which a Subsidiary Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case, that is permitted under the Credit Agreement and (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary.
(f)    Notwithstanding anything herein or in any other Loan Document to the contrary, including Subsection 2.6 hereof, (i) the obligations of Holdings under this Agreement, including in respect of its Guarantor Obligations, are expressly limited recourse obligations of Holdings, and such obligations shall be payable solely from, limited to, and shall in no event exceed, Holdings’ Pledged Collateral, and (ii) upon the collection, sale or disposition of, or other realization upon, Holdings’ Pledged Collateral by or on behalf of the Collateral Agent or any Secured Party, whether pursuant to Section 6 of this Agreement or otherwise, the obligations of Holdings under this Agreement, including in respect of its Guarantor Obligations, shall be irrevocably and indefeasibly terminated and shall not be subject to reinstatement under any circumstance.

2.2    Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Subsection 2.3. The provisions of this Subsection 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.
2.3    No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Secured Parties by any Borrower on account of the Borrower Obligations are paid in full in cash and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any of the Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.
2.4    Amendments, etc. with Respect to the Obligations. To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent, the Administrative Agent or any other Secured Party may be rescinded by the Collateral Agent, the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the Collateral Agent, the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Collateral Agent or the Administrative Agent (or the Required Lenders or the applicable Lender(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent, the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. None of the Collateral Agent, the Administrative Agent and each other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.
2.5    Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent, the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Borrowers or any of the other Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any claim alleging breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Borrowers against the Collateral Agent, the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, non-perfection, taking, or release of Security Collateral or Primary Collateral, (e) any change in the structure or existence of any of the Borrowers, (f) any application of Security Collateral or Primary Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Collateral Agent, the Administrative Agent or any other Secured Party with respect thereto, including (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of any of the Borrowers or such Guarantor) or any existence of or reliance on any representation by the Secured Parties that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, the Administrative Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the Collateral Agent, the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent, the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
2.6    Reinstatement. The guarantee of any Guarantor contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations guaranteed by such Guarantor hereunder is rescinded or must otherwise be restored or returned by the Collateral Agent, the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
2.7    Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim, in Dollars (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Administrative Agent’s office specified in Subsection 11.2 of the Credit Agreement or such other address as may be designated in writing by the Administrative Agent to such Guarantor from time to time in accordance with Subsection 11.2 of the Credit Agreement.
SECTION 3

Grant of Security Interest
3.1    Grant. Each Grantor hereby grants, subject to existing licenses to use the Copyrights, Patents, Trademarks and Trade Secrets granted by such Grantor in the ordinary course of business, to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in Subsection 3.3. The term “Collateral”, as to any Grantor, means the following property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in Subsection 3.3:
(a)    all Accounts;
(b)    all Money (including all cash);
(c)    all Cash Equivalents;
(d)    all Chattel Paper;
(e)    all Contracts;
(f)    all Deposit Accounts;
(g)    all Documents;
(h)    all Equipment and Goods;
(i)    all General Intangibles;
(j)    all Instruments;
(k)    all Intellectual Property;
(l)    all Inventory;
(m)    all Investment Property;
(n)    all Letter-of-Credit Rights;
(o)    all Fixtures;
(p)    all Supporting Obligations;

(q)    all Commercial Tort Claims constituting Commercial Tort Actions described in Schedule 6 (together with any Commercial Tort Actions subject to a further writing provided in accordance with Subsection 5.2.12);
(r)    all books and records relating to the foregoing;
(s)    the Collateral Proceeds Account;
(t)    to the extent not otherwise included, and for the avoidance of doubt, all Primary Collateral; and
(u)    to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;
provided that, Collateral shall not include any Pledged Collateral, or any property or assets described in the proviso to the definition of Pledged Stock.
3.2    Pledged Collateral. Each Pledgor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, including any Proceeds thereof, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in Subsection 3.3.
3.3    Certain Limited Exceptions. No security interest is or will be granted pursuant to this Agreement in any right, title or interest of any Granting Party under or in, and “Collateral”, “Pledged Collateral” and “Security Collateral” shall not include the following (collectively, the “Excluded Assets”):
(a)    any Instruments, Contracts, Chattel Paper, General Intangibles, Goods, Copyright Licenses, Patent Licenses, Trademark Licenses, Trade Secret Licenses or other contracts or agreements with or issued by Persons other than Holdings, a Subsidiary of Holdings, or an Affiliate of any of the foregoing (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the Code and any other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements);
(b)    any Equipment or other property that would otherwise be included in the Security Collateral (and such Equipment or other property shall not be deemed to constitute a part of the Security Collateral) if such Equipment or other property (x) is subject to a Lien described in Subsection 8.14(d) or 8.14(e) (with respect to a Lien described in Subsection

8.14(d)) of the Credit Agreement (but in each case only for so long as such Liens are in place) or (y) is subject to any Lien described in Subsection 8.14(q) of the Credit Agreement (but in each case only for so long as such Liens are in place), and, in the case of such other property, such other property consists solely of (i) cash, Cash Equivalents or Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (ii) any assets relating to such assets, proceeds, dividends or distributions, or to such Hedging Obligations, and/or (iii) any other assets consisting of, relating to or arising under or in connection with (1) any Hedging Obligations or (2) any other agreements, instruments or documents related to any such Hedging Obligations or to any of the assets referred to in any of subclauses (i) through (iii) of this subclause (y);
(c)    any property (and/or related rights and/or assets) that (A) would otherwise be included in the Security Collateral (and such property (and/or related rights and/or assets) shall not be deemed to constitute a part of the Security Collateral) if such property has been sold or otherwise transferred in connection with a Sale and Leaseback Transaction permitted under Subsection 8.5 of the Credit Agreement, or (B) is subject to any Liens permitted under Subsection 8.14 of the Credit Agreement which relates to property subject to any such Sale and Leaseback Transaction or general intangibles related thereto (but only for so long as such Liens are in place), provided that, notwithstanding the foregoing, a security interest of the Collateral Agent shall attach to any money, securities or other consideration received by any Grantor as consideration for the sale or other disposition of such property as and to the extent such consideration would otherwise constitute Security Collateral;
(d)    Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) which is described in the proviso to the definition of Pledged Stock;
(e)    any Money, cash, checks, other negotiable instruments, funds and other evidence of payment held in any Deposit Account of the Parent Borrower or any of its Subsidiaries in the nature of a security deposit with respect to obligations for the benefit of the Parent Borrower or any of its Subsidiaries, which must be held for or returned to the applicable counterparty under applicable law or pursuant to Contractual Obligations;
(f)    any interest in leased real property (including Fixtures related thereto) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);
(g)    any fee interest in owned real property (including Fixtures related thereto) if the fair market value of such fee interest is less than the Dollar Equivalent of $5,000,000 individually;
(h)    any Vehicles and any assets subject to a certificate of title;
(i)    Letter-of-Credit Rights individually with a value of less than $5,000,000 (other than Letter-of-Credit Rights (i) to the extent such Letter-of-Credit Rights are Supporting Obligations in respect of Collateral and (ii) in which a security interest is automatically perfected by filings under the Code; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Parent Borrower nor any Grantor will be required to confer perfection by control over any such Letter-of-Credit Rights) and Commercial Tort Claims individually with a value of less than $5,000,000;
(j)    assets to the extent the granting or perfecting of a security interest in such assets would result in costs or other consequences to Holdings or any of its Subsidiaries as reasonably determined in writing by the Parent Borrower, the Administrative Agent and the Collateral Agent, that are excessive in view of the benefits that would be obtained by the Secured Parties;
(k)    those assets (including Modification Contracts but excluding all other Primary Collateral) over which the granting of security interests in such assets would be prohibited by a contract permitted under the Credit Agreement, applicable law or regulation or the organizational or joint venture documents of any non-wholly owned Subsidiary (including permitted liens, leases and licenses) (in each case, after giving effect to the applicable anti-assignment provisions of the Code, other than proceeds and receivables thereof to the extent that their assignment is expressly deemed effective under the Code notwithstanding such prohibitions for so long as such prohibitions are in effect), or to the extent that such security interests would result in material adverse tax consequences to the Parent Borrower or any one or more of its Subsidiaries as reasonably determined in writing by the Parent Borrower and notified in writing to the Collateral Agent and the Administrative Agent (it being understood that the Lenders shall not require the Parent Borrower or any of its subsidiaries to enter into any security agreements or pledge agreements governed by foreign law, except in relation to any Primary Collateral in accordance with Subsection 5.2.5(c));
(l)    any assets specifically requiring perfection through control agreements (including cash, cash equivalents, deposit accounts or other bank or securities accounts), other than (i) any assets in which a security interest is automatically perfected by filings under the Code, (ii) Pledged Stock, (iii) DDAs, Concentration Accounts, the Core Concentration Account and Blocked Accounts (in each case only to the extent required pursuant to Subsection 4.16 of the Credit Agreement), and (iv) the Collateral Proceeds Account (to the extent required pursuant to this Agreement);
(m)    Foreign Intellectual Property;
(n)    any vessels or rolling stock or any Equipment or other assets constituting a part thereof;
(o)    any Helicopter Equipment other than Unassociated Engines and Unassociated Parts;
(p)    any Lease;

(q)    any Capital Stock and other securities of a Subsidiary of the Parent Borrower to the extent that the pledge of or grant of any other Lien on such Capital Stock and other securities for the benefit of the holders of securities results in any Parent Entity, the Parent Guarantor or any of the Parent Guarantor’s Restricted Subsidiaries being required to file separate financial statements of such Subsidiary with the SEC (or any other governmental authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement;
(r)    any assets or property of Holdings, other than the Pledged Stock of the Parent Borrower; and
(s)    any Goods in which a security interest is not perfected by filing a financing statement in the applicable Grantor’s jurisdiction of organization.
3.4    Intercreditor Relations. The Collateral Agent acknowledges and agrees that the relative priority of the Liens granted to the Collateral Agent, the Administrative Agent and any Additional Agent shall be determined solely pursuant to any applicable Intercreditor Agreement, and not by priority as a matter of law or otherwise. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Collateral Agent pursuant to this Agreement and any other Security Document and the exercise of any right or remedy by the Collateral Agent or the Administrative Agent under this Agreement and any other Security Document are subject to the provisions of any applicable Intercreditor Agreements. In the event of any conflict between the terms of any applicable Intercreditor Agreement and this Agreement or any other Security Document, the terms of such applicable Intercreditor Agreement shall govern and control as among the Collateral Agent and the Administrative Agent and any Additional Agent. In the event of any such conflict, each Granting Party may act (or omit to act) in accordance with such applicable Intercreditor Agreement, and shall not be in breach, violation or default of its obligations under this Agreement or any other Security Document by reason of doing so.
SECTION 4

Representations and Warranties
4.1    Representations and Warranties of Each Guarantor. To induce the Collateral Agent, and the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Collateral Agent, the Administrative Agent and each other Secured Party that the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Collateral Agent, the Administrative Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower’s knowledge shall, for the purposes of this Subsection 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2    Representations and Warranties of Each Grantor. To induce the Collateral Agent, the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Collateral Agent, the Administrative Agent and each other Secured Party that, in each case after giving effect to the Transactions:
4.2.1        Title; No Other Liens. Except for the security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Collateral by the Credit Agreement (including Subsection 8.14 thereof), such Grantor owns each item of such Grantor’s Collateral free and clear of any and all Liens. As of the Closing Date, except as set forth on Schedule 3, to the knowledge of such Grantor, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s Collateral is on file or of record in any public office in the United States, any state, territory or dependency thereof or the District of Columbia except, in each case, such as have been filed in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement or as are permitted by the Credit Agreement (including Subsection 8.14 thereof) or any other Loan Document or for which termination statements will be delivered on the Closing Date.
4.2.2        Perfected First Priority Liens. (a) This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Security Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(b)    Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights in favor of the United States government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents upon the earlier of such Filing or the delivery to and continuing possession by the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, and upon obtaining and maintenance of “control” (as described in the Code) by the Collateral Agent, the Administrative Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with any applicable Intercreditor Agreement of all Deposit Accounts, all Blocked Accounts, the Collateral Proceeds Account, all Electronic Chattel Paper and all Letter-of-Credit Rights a security interest in which is perfected by “control” (in the case of Deposit Accounts and Blocked Accounts to the extent required under Subsection 4.16 of the Credit Agreement) and in the case of Commercial Tort Actions (other than such Commercial Tort Actions listed on Schedule 6 on the date of this Agreement), upon the taking of the actions required by

Subsection 5.2.12, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein and therein) perfected security interests in such Grantor’s Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons securing Indebtedness, in each case other than Liens permitted by the Credit Agreement (including Permitted Liens) (and subject to any applicable Intercreditor Agreement), and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the Collateral Agent, the Administrative Agent, the applicable Collateral Representative or any Additional Agent (in accordance with any applicable Intercreditor Agreement) or the recording of other applicable documents in the United States Patent and Trademark Office or United States Copyright Office may be necessary for perfection or enforceability, and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. As used in this Subsection 4.2.2(b), the following terms shall have the following meanings:
“Filings”: the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) this Agreement or a short-form notice thereof with respect to Intellectual Property as set forth in Schedule 3, and (iii) any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.
“Financing Statements”: the financing statements attached hereto on Schedule 4A for filing in the jurisdictions listed in Schedule 4B.
“Ordinary Course Transferees”: (i) with respect to goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, (ii) with respect to general intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction and (iii) any other Person that is entitled to take free of the Lien pursuant to the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.
“Specified Assets”: the following property and assets of such Grantor:
(1)    Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction or by the filing and acceptance of this Agreement or a short-form notice thereof in the United States Patent and Trademark Office or (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Parent Borrower and its Subsidiaries taken as a whole;

(2)    Copyrights and Copyright Licenses with respect thereto and Accounts or receivables arising therefrom to the extent that (a) Liens thereon cannot be perfected by filing and acceptance of this Agreement or a short-form notice thereof in in the United States Copyright Office or (b) the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;
(3)    Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States, any state, territory or dependency thereof or the District of Columbia;
(4)    goods included in Collateral received by any Person from any Grantor for “sale or return” within the meaning of Section 2-326(1)(b) of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, to the extent of claims of creditors of such Person;
(5)    Fixtures, Vehicles, any other assets subject to certificates of title and Money; and Cash Equivalents (other than Cash Equivalents constituting Investment Property to the extent a security interest therein is perfected by the filing of a financing statement under the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction);
(6)    Proceeds of Accounts or Inventory which do not themselves constitute Collateral or which do not constitute identifiable Cash Proceeds or which have not yet been transferred to or deposited in the Collateral Proceeds Account (if any) or to a Blocked Account;
(7)    uncertificated securities (to the extent a security interest is not perfected by the filing of a financing statement under the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction);
(8)    Contracts, Accounts or receivables subject to the Assignment of Claims Act; and
(9)    Engines and Unassociated Parts.
4.2.3    Jurisdiction of Organization. On the date hereof, such Grantor’s jurisdiction of organization is specified on Schedule 4B.
4.2.4    [Reserved].
4.2.5    [Reserved].
4.2.6    Patents, Copyrights and Trademarks. Schedule 5 lists all material Trademarks, material Copyrights and material Patents, in each case, registered in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and owned by such Grantor in its own name as of the date hereof, and all material Trademark Licenses, all material Copyright Licenses and all material Patent Licenses (including material Trademark Licenses for registered Trademarks, material Copyright Licenses for registered Copyrights and material Patent Licenses for registered Patents but excluding licenses to commercially available “off-the-shelf” software) owned by such Grantor in its own name as of the date hereof, in each case, that is solely United States Intellectual Property.
4.2.7    Letter-of-Credit Rights. Schedule 7 lists all Letter-of-Credit Rights not constituting Excluded Assets owned by any Grantor on the date hereof.
4.3    Representations and Warranties of Each Pledgor. To induce the Collateral Agent, the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Pledgor hereby represents and warrants to the Collateral Agent and each other Secured Party that:
4.3.1    Except as provided in Subsection 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of such Subsidiary owned by such Pledgor.
4.3.2    [Reserved].
4.3.3    Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Liens permitted by the Credit Agreement (including Permitted Liens).
4.3.4    Upon the delivery to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created by this Agreement in such Pledged Securities constituting certificated securities, assuming the continuing possession of such Pledged Securities by the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor to the extent provided in and governed by the Code, in each case subject to Liens permitted by the Credit Agreement (including Permitted Liens) (and any applicable Intercreditor Agreement), and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
4.3.5    Except with respect to security interests in Pledged Securities (if any) constituting Specified Assets, upon the earlier of (x) (to the extent a security interest in uncertificated securities may be perfected by the filing of a financing statement) the filing of the Financing Statements or of financing statements delivered pursuant to Subsection 5.5.3 in the relevant jurisdiction and (y) the obtaining and maintenance of “control” (as described in the Code) by the Collateral Agent, the applicable Collateral Representative or any Additional Agent (or their respective agents appointed for purposes of perfection), as applicable, in accordance with any applicable Intercreditor Agreement, of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities constituting uncertificated securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the Code, in each case subject to Liens permitted by the Credit Agreement (including Permitted Liens) (and any applicable Intercreditor Agreement), and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
SECTION 5

Covenants
5.1    Covenants of Each Guarantor. Each Guarantor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans and all other Obligations then due and owing, shall have been paid in full in cash and the Commitments shall have terminated, (ii) as to any Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to the Borrowers or a Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement or (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries.
5.2    Covenants of Each Grantor. Each Grantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans and all other Obligations then due and owing shall have been paid in full in cash and the Commitments shall have terminated, (ii) as to any Grantor, a sale or other disposition of all the Capital Stock of such Grantor (other than to the Borrowers or a Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Grantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement or (iii) as to any Grantor, such Grantor becoming an Excluded Subsidiary:

5.2.1    Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Collateral Agent, for the benefit of the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, such Instrument or Chattel Paper shall be promptly delivered to the Collateral Agent, the applicable Collateral Representative, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, duly indorsed in a manner reasonably satisfactory to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the Credit Agreement or as contemplated by any applicable Intercreditor Agreement.
5.2.2    [Reserved].
5.2.3    Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including material claims for labor, materials and supplies) against or with respect to such Grantor’s Collateral, except that no such tax, assessment, charge, levy or claim need be paid, discharged or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and except to the extent that the failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
5.2.4    Helicopter Mortgages and Perfection of Security Interests in Primary Collateral Agreements. (a) Such Grantor will (i) execute and deliver to the Collateral Agent a Helicopter Mortgage (x) upon the date of this Agreement or, if later, upon the date of the Supplemental Agreement executed and delivered by such Grantor, in respect of each Helicopter then owned by such Grantor and (y) promptly following any subsequent acquisition of any Helicopter by such Grantor, in respect of such acquired Helicopter, each in a form and substance reasonably acceptable to the Collateral Agent and (ii) make such filings and take such other actions in the relevant jurisdictions as the Collateral Agent may reasonably require with regards to perfection of the security interest created by such Helicopter Mortgage, each in accordance with the Agreed Security Principles.
(b)    Such Grantor will (i) upon the date of this Agreement or, if later, upon the date of the Supplemental Agreement executed and delivered by such Grantor, in respect of any then current Insurances in relation to any Helicopter owned by such Grantor and (ii) upon the subsequent issuance of any Insurances in relation to a Helicopter owned by such Grantor (x) provide the Collateral Agent with details of such Insurances, (y) sign and deliver to each relevant Insurance Provider a notice (in the form set out in Annex 5) of the security interest in such Insurances created pursuant to this Agreement and use its reasonable efforts to obtain an acknowledgement (in the form set out in Annex 5) of such notice or otherwise have this Guarantee and Collateral Agreement listed as a “contract” under and for the purposes of such Insurances and (z) make such filings and take such other actions in the relevant jurisdictions as the Collateral Agent may reasonably require with regards to perfection of the security interest created in such Insurances by this Agreement, each in accordance with the Agreed Security Principles.
(c)    Such Grantor will (i) upon the date of this Agreement or, if later, upon the date of the Supplemental Agreement executed and delivered by such Grantor, in respect of any Warranties then outstanding in respect of any Airframe or Engine then owned by such Grantor and (ii) in respect of, and promptly following such Grantor’s acquisition of, an Airframe or Engine subsequently acquired by such Grantor in respect of which there then remain any outstanding manufacturer warranties (x) provide the Collateral Agent with details of any such outstanding Warranties, (y) sign and deliver to the relevant Warranty Counterparty a notice (in the form set out in Annex 6 or such other form as the Collateral Agent may reasonably accept) of the security interest created in such Warranties pursuant to this Agreement and use its reasonable efforts to obtain a signed acknowledgement (in the form set out in Annex 6 or such other form as the Collateral Agent may reasonably accept) of such notice and (z) make such filings and take such other actions in the relevant jurisdictions as the Collateral Agent may reasonably require with regards to perfection of the security interest created in such Warranties by this Agreement, each in accordance with the Agreed Security Principles.
(d)    Such Grantor will (i) upon the date of this Agreement or, if later, upon the date of execution and delivery of a Supplemental Agreement by such Grantor, in respect of any outstanding Modification Contract to which such Grantor is then a party and (ii) in respect of, and promptly following such Grantor’s execution of, any Modification Contract subsequently entered into by such Grantor (x) provide the Collateral Agent with details of any such Modification Contract, (y) use its reasonable efforts to obtain any consent necessary to permit the creation of a security interest in such Modification Contract under Subsection 3.1 of this Agreement and (z) to the extent such consents referred to in clause (y) are not required or are otherwise obtained (A) sign and deliver to the relevant Modification Contract Counterparty a notice (in the form set out in Annex 7) of the security interest created by this Agreement and use its reasonable efforts to obtain a signed acknowledgement (in the form set out in Annex 7) of such notice and (B) make such filings and take such other actions in the relevant jurisdictions as the Collateral Agent may reasonably require with regards to perfection of the security interest created in such Modification Contract by this Agreement, each in accordance with the Agreed Security Principles.
5.2.5    Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall use commercially reasonable efforts to maintain the security interest created by this Agreement in such Grantor’s Collateral as a perfected security interest as and to the extent described in Subsection 4.2.2 and to defend the security interest created by this Agreement in such Grantor’s Collateral against the claims and demands of all Persons whomsoever (subject to the other provisions hereof).
(b)    Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing such Grantor’s Collateral and such other reports in connection with such Grantor’s Collateral as the Collateral Agent may reasonably request in writing, all in reasonable detail.
(c)    At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions (including, only in respect of any Primary Collateral, Helicopter or Third Party Lease, the execution and delivery of Local Law Security Documents and the making of Local Filings) as the Collateral Agent may reasonably request in accordance with the Agreed Security Principles for the purpose of obtaining or preserving the full benefits of this Agreement or any Helicopter Mortgage and of the rights and powers granted by such Grantor under such documents, including the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) as in effect from time to time in any United States jurisdiction with respect to the security interests created hereby; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, no Grantor will be required to (i) take any action in any jurisdiction other than the United States, or required by the laws of any such non-United States jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-United States jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States or to perfect any security interests (or other Liens) in any Collateral not constituting Primary Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by Subsection 4.16 of the Credit Agreement (it being understood that the perfection steps, including entry into control agreements, with respect to any such accounts located outside the United States will be taken in accordance with local law) and (B) in the case of Security Collateral that constitutes Capital Stock or Pledged Notes in certificated form, delivering such Capital Stock or Pledged Notes to the Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), (iii) take any action in order to perfect any security interests in any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts or securities accounts) (except, in each case (A) as required by Subsection 4.16 of the Credit Agreement (it being understood that the perfection steps, including entry into control agreements, with respect to any such accounts located outside the United States will be taken in accordance with local law) and (B) to the extent consisting of proceeds perfected by the filing of a financing statement under the Code or, in the case of Pledged Stock, by being held by the Collateral Agent or an Additional Agent as agent for the Collateral Agent), (iv) deliver landlord lien waivers, estoppels or collateral access letters, (v) file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets or (vi) make any registration, filing or recording in respect of any security interests (or other Lien) in Engines or Parts in any jurisdiction or with any registry or authority other than the filing of a Financing Statement.

(d)    The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining a delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.
5.2.6    Changes in Name, Jurisdiction of Organization, etc. Such Grantor will give prompt written notice to the Collateral Agent of any change in its name, legal form or jurisdiction of organization (whether by merger or otherwise) (and in any event within 30 days of such change); provided that, promptly thereafter such Grantor shall deliver to the Collateral Agent all additional financing statements and other documents reasonably necessary to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein and upon receipt of such additional financing statements the Collateral Agent shall either promptly file such additional financing statements or approve the filing of such additional financing statements by such Grantor. Upon any such approval such Grantor shall proceed with the filing of the additional financing statements and deliver copies (or other evidence of filing) of the additional filed financing statements to the Collateral Agent.
5.2.7    Notices. Such Grantor will advise the Collateral Agent and the Administrative Agent:
(a)    as soon as possible after a Responsible Officer of the Borrower Representative knows thereof, in reasonable detail, of any Lien (other than security interests created hereby or permitted by the Credit Agreement (including Permitted Liens)) on any of such Grantor’s Primary Collateral which would materially adversely affect the ability of the Collateral Agent and the Administrative Agent to exercise any of its remedies hereunder;
(b)    as soon as possible after a Responsible Officer of the Borrower Representative knows thereof, in reasonable detail, of the occurrence of any other event which would reasonably be expected to have a material adverse effect on the security interests in the Primary Collateral created hereby; and
(c)    as soon as possible after a Responsible Officer of the Borrower Representative knows of, and in any event not less than 14 days prior to the (i) intended acquisition of a Helicopter by such Grantor or (ii) the intended registration or re-registration of a Helicopter owned by a Grantor with any aircraft registry, and shall provide reasonable details of such intended acquisition, registration or re-registration to the Collateral Agent.
5.2.8    Pledged Stock. In the case of each Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Subsection 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of Subsections

6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Subsection 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.
5.2.9    [Reserved].
5.2.10    Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records in all material respects of its Collateral, including a record of all payments received and all credits granted with respect to such Collateral.
5.2.11    Acquisition of Intellectual Property. Concurrently with the delivery of the annual Compliance Certificate pursuant to Subsection 7.2(a) of the Credit Agreement, the Borrower Representative will notify the Collateral Agent of any acquisition by the Grantor of (i) any registration of any material United States Copyright, Patent or Trademark or (ii) any exclusive rights under a material United States Copyright License, Patent License or Trademark License constituting Collateral, and each applicable Grantor shall take such actions as may be reasonably requested by the Collateral Agent (but only to the extent such actions are within such Grantor’s control) to perfect the security interest granted to the Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any United States Copyright, Patent or Trademark constituting Collateral, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) and/or (y) the making of appropriate filings (I) of financing statements under the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction and/or (II) in the United States Patent and Trademark Office, or with respect to Copyrights and Copyright Licenses, the United States Copyright Office).
5.2.12    Commercial Tort Actions. All Commercial Tort Actions of each Grantor in existence on the date of this Agreement, known to such Grantor on the date hereof, are described in Schedule 6. If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Action, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon and subject to the terms of this Agreement.
5.2.13    Deposit Accounts; Etc. Such Grantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no breach of Subsection 4.16 of the Credit Agreement is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.
5.2.14    Protection of Trademarks. Such Grantor shall, with respect to any Trademarks that are material to the business of such Grantor, use commercially reasonable efforts not to cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademarks at a level at least substantially consistent with the quality of such products and services as of the date hereof, and shall use commercially reasonable efforts to take all steps reasonably necessary to ensure that licensees of such Trademarks use such consistent standards of quality, in each case, except as would not reasonably be expected to have a Material Adverse Effect.
5.2.15    Protection of Intellectual Property. Subject to and except as permitted by the Credit Agreement, such Grantor shall use commercially reasonable efforts not to do any act or omit to do any act whereby any of the Intellectual Property that is material to the business of such Grantor may lapse, expire, or become abandoned, or unenforceable, in each case, except as would not reasonably be expected to have a Material Adverse Effect.
5.2.16    Assignment of Letter-of-Credit Rights. In the case of any Letter-of-Credit Rights of any Grantor not constituting Excluded Assets acquired following the Closing Date and constituting Security Collateral, such Grantor shall use its commercially reasonable efforts to promptly obtain the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the related letter of credit in accordance with Section 5-114(c) of the Code.
5.2.17    Local Law Legal Opinions. Each Grantor will, upon (i) delivery of a Helicopter Mortgage pursuant to Subsection 5.2.4(a), unless notified by the Collateral Agent that the same shall not be required; and (ii) delivery of Local Law Security Document pursuant to Subsection 5.2.5, if the Collateral Agent has notified the Grantor that the same shall be required, procure that a legal opinion in a form and substance reasonably satisfactory to the Collateral Agent is delivered to the Collateral Agent on behalf of itself and each other Secured Party in respect of matters pertaining to the laws governing such document and laws of the jurisdiction in which the Grantor is organized.
5.3    Covenants of Each Pledgor. Each Pledgor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the Loans and all other Obligations then due and owing shall have been paid in full in cash and the Commitments shall have terminated, (ii) as to any Pledgor, a sale or other disposition of all the Capital Stock of such Pledgor (other than to a Borrower or a Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Pledgor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement or (iii) as to any Pledgor, such Pledgor becoming an Excluded Subsidiary:
5.3.1    Additional Shares. If such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent and the other Secured Parties, hold the same in trust for the Collateral Agent and the other Secured Parties and deliver the same forthwith to the Collateral Agent (who will hold the same on behalf of the Secured Parties), the applicable Collateral Representative, or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, the applicable

Collateral Representative, or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Collateral Agent, the applicable Collateral Representative, or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to Subsection 3.3). If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Parent Borrower in accordance with the Credit Agreement) shall be paid over to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement to be held by the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement subject to the terms hereof as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, to be held by the Collateral Agent, the applicable Collateral Representative, or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, subject to the terms hereof as additional collateral security for the Obligations, in each case except as otherwise provided by the applicable Intercreditor Agreement. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations. In the case of any conflict or inconsistency between the provisions of this Subsection 5.3.1 and the provisions of any Local Law Security Document in respect of Pledged Stock, the provisions of such Local Law Security Document shall control.
5.3.2    [Reserved].
5.3.3    Pledged Notes. (a) Each Pledgor party hereto as of the date of this Agreement shall deliver to the Collateral Agent all Pledged Notes then held by such Granting Party, endorsed in blank or, at the request of the Collateral Agent, endorsed to the Collateral Agent, within 90 days following the date of this Agreement, plus any extensions granted by the Collateral Agent in its sole discretion.
(b)    Each Pledgor that becomes a party hereto after the Closing Date pursuant to Subsection 9.15 shall deliver to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, all Pledged Notes then held by such Pledgor, endorsed in blank or, at the request of the Collateral

Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement. Furthermore, within 10 Business Days (or such longer period as may be agreed by the Collateral Agent in its sole discretion) after any Pledgor obtains a Pledged Note, such Pledgor shall cause such Pledged Note to be delivered to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed in blank or, at the request of the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement.
5.3.4    Maintenance of Security Interest. (a) Such Pledgor shall use commercially reasonable efforts to defend the security interest created by this Agreement in such Pledgor’s Pledged Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor; provided, that notwithstanding any other provision of this Agreement or any other Loan Documents, neither the Parent Borrower nor any other Pledgor will be required to (i) take any action in any jurisdiction other than the United States, or required by the laws of any such non-United States jurisdiction or enter into any security agreement or pledge agreement governed by the laws of any such non-United States jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States or to perfect any security interests (or other Liens) in any Collateral not constituting Primary Collateral, (ii) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by Subsection 4.16 of the Credit Agreement (it being understood that the perfection steps, including entry into control agreements, with respect to any such accounts located outside the United States will be taken in accordance with local law) and (B) in the case of Security Collateral that constitutes Capital Stock or Pledged Notes in certificated form, delivering such Capital Stock or Pledged Notes to the Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), (iii) take any action in order to perfect any security interests in any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts or securities accounts) constituting Excluded Assets (except, in each case, to the extent consisting of proceeds perfected by the filing of a financing statement under the Code or, in the case of Pledged Stock, by being held by the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement), (iv) deliver landlord lien waivers, estoppels or collateral access letters or (v) file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets.
(b)    The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining or delivery of documents or other deliverables with respect to, particular assets of any Pledgor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.
5.4    Covenants of Holdings. Holdings covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the Loans and all other Obligations then due and owing shall have been paid in full in cash and the Commitments shall have terminated, Holdings shall not conduct, transact or otherwise engage, or commit to conduct, transact or otherwise engage, in any business or operations other than (i) transactions contemplated by the Loan Documents or the provision of administrative, legal, accounting and management services to, or on behalf of, any of its Subsidiaries, (ii) the acquisition and ownership of the Capital Stock of any of its Subsidiaries and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of (A) any Transaction Agreement, any Loan Document and any applicable Intercreditor Agreement, as any such agreements may be amended, supplemented, waived or otherwise modified from time to time, or replaced, renewed or extended from time to time in a manner not materially adverse to the Lenders, and any guarantee of Indebtedness or other obligations of any of its Subsidiaries permitted pursuant to the Loan Documents, in each case as amended, supplemented waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors, employees and consultants of it or any Subsidiary thereof relating to their employment or directorships (including providing indemnifications to such Persons), (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, including but not limited to in respect of the Management Subscription Agreements, (iv) the offering, issuance, sale and repurchase or redemption of, and dividends or distributions on its equity securities, (v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of (and the entry into, and exercise of rights and performance of obligations in respect of, contracts and agreements with) transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation or other applicable charter document and by-laws, memorandum and articles of association or other applicable operating document, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including as a result of or in connection with the activities of its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable and the completion and filing of required tax returns, (x) the payment of dividends and distributions (A) pursuant to any Tax Sharing Agreement or a similar agreement with any Parent Entity and (B) to pay or permit any Parent Entity to pay any Parent Entity Expenses or any Related Taxes, (xi) making loans to or other Investments in, or incurrence of Indebtedness from, its Subsidiaries as and to the extent not prohibited by the Credit Agreement, (xii) the merger, consolidation or amalgamation into any Parent Entity; provided that if Holdings is not the surviving entity, such Parent Entity undertakes the obligations of Holdings under the Loan Documents and (xiii) other activities incidental or related to the foregoing. This

Subsection 5.4 shall not be construed to limit the incurrence of Indebtedness by Holding to any Person (subject to the preceding clause (x)).
5.5    Further Assurance Covenants of the Parent Borrower. The Parent Borrower hereby covenants and agrees with the Collateral Agent and the other Secured Parties for so long as the Commitments under the Credit Agreement remain in effect, and thereafter until payment in full of the Loans and all other Obligations then due and owing to any Lender or any Agent under the Credit Agreement, that it shall and shall cause each other Loan Party to:
5.5.1    After-Acquired Wholly Owned Subsidiaries. With respect to any Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary) (a) created or acquired subsequent to the Closing Date by the Parent Borrower or any of its Subsidiaries that are Wholly Owned Subsidiaries (other than an Excluded Subsidiary), (b) being designated as a Restricted Subsidiary of the Parent Borrower or any of its Subsidiaries that is a Wholly Owned Subsidiary, (c) ceasing to be an Immaterial Subsidiary or other Excluded Subsidiary of the Parent Borrower or any of its Subsidiaries that is a Wholly Owned Subsidiary as provided in the applicable definition thereof after the expiry of any applicable period referred to in such definition or (d) that becomes a Subsidiary of the Parent Borrower or any of its Subsidiaries that is a Wholly Owned Subsidiary as a result of a transaction pursuant to, and permitted by, Subsection 8.2 or 8.4 of the Credit Agreement (other than an Excluded Subsidiary), promptly notify the Administrative Agent of such occurrence and, if the Administrative Agent or the Required Lenders so request, promptly (i) cause the Loan Party that is required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in Subsection 4.3) in the Capital Stock of such new Subsidiary owned directly by the Parent Borrower or any of its Subsidiaries that are Wholly Owned Subsidiaries (other than Excluded Subsidiaries) to execute and deliver a Supplemental Agreement pursuant to Subsection 9.15, (ii) deliver to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, the certificates (if any) representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the parent of such new Subsidiary or take such other actions as may be required in relation to the creation or perfection of the security interest (or other Lien) in such Capital Stock pursuant to the terms of any applicable Local Law Security Document (the terms of which shall control in the case of conflict or inconsistency with the requirements of this Subsection), and (iii) cause such new Subsidiary (A) to become a party to this Agreement and (B) take such other actions as may be reasonably deemed by the Collateral Agent to be necessary or advisable to perfect the Collateral Agent’s security interest therein (as and to the extent provided in Subsections 4.3 and 5.2.5).
5.5.2    After-Acquired Non-Wholly Owned Subsidiaries. With respect to any Subsidiary that is a Non-Wholly Owned Subsidiary created or acquired subsequent to the Closing Date by the Parent Borrower or any of its Subsidiaries that are Wholly Owned Subsidiaries (in each case, other than any Excluded Subsidiary), the Capital Stock of which is owned directly by the Parent Borrower or a Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary), promptly notify the Administrative Agent of such occurrence and if the Administrative Agent or the Required Lenders so request, promptly (i) cause the Loan Party that is required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in Subsection 4.3) in the Capital Stock of such new Subsidiary that is directly owned by the Parent Borrower or any Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary) to execute and deliver a Supplemental Agreement (as defined in the Guarantee and Collateral Agreement) pursuant to Subsection 9.15 and (ii) to the extent reasonably deemed advisable by the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, deliver to the applicable agent the certificates, if any, representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the relevant parent of such new Subsidiary and take such other action as may be reasonably deemed by the Collateral Agent to be necessary or desirable to perfect the Collateral Agent’s security interest therein (in each case as and to the extent required by Subsections 4.3 and 5.2.5).
5.5.3    Filings and Other Further Actions: At its own expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation, perfection and priority and the continuation of the validity, perfection and priority of the Liens created pursuant to the Security Documents executed pursuant to this Subsection 5.5. (to the extent the Collateral Agent determines, in its reasonable discretion, that such action is required to ensure the perfection or the enforceability as against third parties of its security interest in such Collateral) in each case in accordance with, and to the extent provided by, the foregoing provisions of this Agreement.
SECTION 6

Remedial Provisions
6.1    Certain Matters Relating to Affiliate Rental Payments. (a) Each of the Collateral Agent and the Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Affiliate Rental Payments constituting Collateral and the Collateral Agent or the Administrative Agent may curtail or terminate said authority at any time, without limiting the Collateral Agent or the Administrative Agent’s rights under Subsection 4.16 of the Credit Agreement, after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement. If required by the Collateral Agent at any time, without limiting the Collateral Agent’s or the Administrative Agent’s rights under Subsection 4.16 of the Credit Agreement, after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, any Proceeds constituting Affiliate Rental Payments or other cash proceeds of Affiliate Rental Payments constituting Collateral, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Subsection 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent, the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor. All Proceeds constituting collections or other cash proceeds of Accounts Receivable constituting Collateral while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the Collateral Agent, the Administrative Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default specified in Subsection 9.1(a) of the Credit Agreement has occurred and is continuing, subject to any applicable Intercreditor Agreement, at the Administrative Agent’s election, each of the Collateral Agent and the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Subsection 6.5. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in Subsection 6.1(c).
(b)    At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, at the Collateral Agent’s or the Administrative Agent’s request, each Grantor shall deliver to the Administrative Agent copies or, if required by the Collateral Agent or the Administrative Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor’s Affiliate Rental Payments constituting Collateral.
(c)    So long as no Event of Default has occurred and is continuing, subject to any applicable Intercreditor Agreement, the Administrative Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s Collateral Proceeds Account to a Blocked Account of such Grantor, maintained in compliance with the provisions of Subsection 4.16 of the Credit Agreement. In the event that an Event of Default has occurred and is continuing, subject to any applicable Intercreditor Agreement, the Administrative Agent, at its option, may require that each Collateral Proceeds Account of each Grantor be established at the Administrative Agent or at another institution reasonably acceptable to the Administrative Agent. Subject to Subsection 4.16 of the Credit Agreement, each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own Blocked Accounts, and to maintain such balances in its Blocked Accounts, as it shall deem to be necessary or desirable.
6.2    Communications with Obligors; Grantors Remain Liable. (a) The Collateral Agent or the Administrative in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, communicate with obligors under the Accounts Receivable constituting Primary Collateral and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Collateral Agent’s and the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b)    Upon the request of the Collateral Agent or the Administrative Agent’s at any time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, each Grantor shall notify obligors on such Grantor’s Accounts Receivable and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the Administrative Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Administrative Agent.
(c)    Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. None of the Collateral Agent, the Administrative Agent or any other Secured Party shall have any obligation or liability under any Accounts Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Accounts Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.
6.3    Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Pledgor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Subsection 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes and to exercise all voting and corporate rights with respect to the Pledged Stock.
(b)    Subject to any applicable Intercreditor Agreement and, where applicable, the provisions of any Local Law Security Document in respect of such Pledged Stock (which shall control in the case of any conflict or inconsistency with the provisions of this Subsection), if an Event of Default shall occur and be continuing and the Administrative Agent shall give written notice of its intent to exercise such rights to the relevant Pledgor, (i) the Collateral Agent, the Administrative Agent, the applicable Collateral Representative, or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock (which the Collateral Agent shall turnover forthwith to the Administrative Agent) and make application thereof to the Obligations of the relevant Pledgor as provided in the Credit Agreement consistent with Subsection 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of the Collateral Agent, the applicable Collateral Representative or any Additional Agent, or the respective nominee of any thereof, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, and the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable or acting through its respective nominee, if applicable, in accordance with the terms of any applicable Intercreditor Agreement, may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Collateral Agent, the Administrative Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent, the Administrative Agent the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, may reasonably determine), all without liability to the maximum extent permitted by applicable law (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Collateral Agent, the Administrative Agent the applicable Collateral Representative or any Additional Agent, as applicable, shall have no duty, to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in Subsection 6.6 other than in accordance with Subsection 6.6.
(c)    Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to, subject to any applicable Intercreditor Agreement and, where applicable, the provisions of any instruction delivered pursuant to any Local Law Security Document in respect of such Pledged Securities (which shall control in the case of any conflict or inconsistency with the provisions of this Subsection), (i) comply with any instruction received by it from the Collateral Agent in writing with respect to Capital Stock in such Issuer that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.
6.4    Proceeds to Be Turned Over to the Administrative Agent. In addition to the rights of the Collateral Agent and the Administrative Agent specified in Subsection 6.1 with respect to payments of Affiliate Rental Payments constituting Collateral, subject to any applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing, and the Collateral Agent shall have instructed any Grantor to do so, all Proceeds of Security Collateral received by such Grantor consisting of cash, checks and other Cash Equivalent items shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties hereto, or for any Additional Agent and the other applicable secured parties, or the applicable Collateral Representative, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the terms of any applicable Intercreditor Agreement, in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of any applicable Intercreditor Agreement, if required). All Proceeds of Security Collateral received by the Administrative Agent hereunder shall be held by the Administrative Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control, subject to any applicable Intercreditor Agreement. All Proceeds of Security Collateral while held by the Administrative Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the Administrative Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in Subsection 6.5 and any applicable Intercreditor Agreement.
6.5    Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Security Collateral received by the Collateral Agent or the Administrative Agent (whether from the relevant Granting Party or otherwise) shall be held by such Person for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Administrative Agent, subject to any applicable Intercreditor Agreement, be applied by the Administrative Agent against the Obligations of the relevant Granting Party then due and owing in the order of priority set forth in Subsection 10.15 of the Credit Agreement.
6.6    Code and Other Remedies. If an Event of Default shall occur and be continuing, subject to the terms of any applicable Intercreditor Agreement, the Administrative Agent and the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Code and under any other applicable law and in equity. Without limiting the generality of the foregoing, to the extent permitted by applicable law and subject to any applicable Intercreditor Agreement, the Administrative Agent and the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent permitted by law, subject to any applicable Intercreditor Agreement, the Administrative Agent, the Collateral Agent or any other Secured Party shall have the right, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Granting Party, which right or equity is hereby waived and released. Each Granting Party further agrees, at the Collateral Agent’s request (subject to any applicable Intercreditor Agreement), to assemble the Security Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere. The Administrative Agent and/or the Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Subsection 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Administrative Agent, the Collateral Agent and the other Secured Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in Subsection 6.5, and only after such application and after the payment by the Administrative Agent and the Collateral Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the Code, need the Collateral Agent account for the surplus, if any, to such Granting Party. To the extent permitted by applicable law, (i) such Granting Party waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of the Administrative Agent, the Collateral Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.
6.7    Registration Rights. (a) Subject to any applicable Intercreditor Agreement, if the Administrative Agent or the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Subsection 6.6, and if in the reasonable opinion of the Administrative Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. Such Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all states and the District of Columbia that the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

(b)    Such Pledgor recognizes that the Administrative Agent and/or the Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Neither the Administrative Agent nor the Collateral Agent shall be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.
(c)    Such Pledgor agrees to use its reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Subsection 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Pledgor further agrees that a breach of any of the covenants contained in this Subsection 6.7 will cause irreparable injury to the Administrative Agent, the Collateral Agent and the Lenders, that the Administrative Agent, the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Subsection 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants (except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement).
6.8    Waiver; Deficiency. Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Loans and, to the extent then due and owing, all other Obligations of such Granting Party and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.
SECTION 7

The Collateral Agent
7.1    Collateral Agent’s and Administrative Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Granting Party hereby irrevocably constitutes and appoints the Collateral Agent and the Administrative Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the Administrative Agent and the Collateral Agent agree not to exercise such power except upon the occurrence and during the continuance of any Event of Default, and in accordance with and subject to any applicable Intercreditor Agreement. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law and subject to any applicable Intercreditor Agreement), (x) each Pledgor hereby gives the Administrative Agent and the Collateral Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Subsection 6.6 or 6.7, any endorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral, and (y) each Grantor hereby gives the Administrative Agent and the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:
(i)    in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Accounts Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent or the Collateral Agent for the purpose of collecting any and all such moneys due under any Accounts Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;
(ii)    in the case of any Copyright, Patent, or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent or the Collateral Agent may reasonably request to such Grantor to evidence the Collateral Agent’s and the Lenders’ security interest in such Copyright, Patent, or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby consents to the non-exclusive royalty free use by the Administrative Agent or the Collateral Agent of any Copyright, Patent or Trademark owned by such Grantor included in the Collateral for the purposes of disposing of any Collateral;
(iii)    pay or discharge taxes and Liens, other than Liens permitted to exist under this Agreement or the other Loan Documents, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and
(iv)    (A) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Administrative Agent and the Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Administrative Agent and the Collateral Agent shall in their sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent or the Administrative Agent deem necessary to protect, preserve or realize upon the Collateral of such Grantor and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
(b)    The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Subsection 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans that are Revolving Credit Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Collateral Agent on demand.
(c)    Each Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until the earliest to occur of (i) the first date on which all the Loans and all other Borrower Obligations then due and owing, are paid in full in cash, (ii) as to any Grantor, a sale or other disposition of all of the Capital Stock of such Grantor (other than to a Borrower or a Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Grantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case, that is permitted under the Credit Agreement and (iii) as to any Grantor, such Grantor becoming an Excluded Subsidiary.
7.2    Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Collateral Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the

Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).
7.3    Financing Statements. Pursuant to any applicable law, each Granting Party authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to such Granting Party’s Security Collateral without the signature of such Granting Party in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Granting Party authorizes the Collateral Agent to use any collateral description reasonably determined by the Collateral Agent, including the collateral description “all personal property” or “all assets” or words of similar meaning in any such financing statements, provided that any collateral description in any financing statement or other filing or recording document or instrument with respect to Holdings and/or Holdings’ Pledged Collateral shall be limited to an accurate and precise description of Holdings’ Pledged Collateral. The Collateral Agent agrees to use its commercially reasonable efforts to notify the relevant Granting Party of any financing or continuation statement filed by it, provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing.
7.4    Authority of the Administrative Agent and the Collateral Agent. Each Granting Party acknowledges that the rights and responsibilities of the Collateral Agent and the Administrative Agent under this Agreement with respect to any action taken by the Collateral Agent or the Administrative Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Collateral Agent, the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Administrative Agent, on the one hand, and the Granting Parties, on the other hand, the Collateral Agent and the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
7.5    Right of Inspection. Upon reasonable written advance notice to any Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Administrative Agent (or its designee) shall have reasonable access during normal business hours to all the books, correspondence and records of such Grantor, and the Administrative Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Administrative Agent (or its designee) at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Administrative Agent and its representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor where any of such Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein to the extent not inconsistent with the provisions of the Credit Agreement and the other Loan Documents (and subject to any applicable Intercreditor Agreement).
SECTION 8

Non-Lender Secured Parties
8.1    Rights to Collateral. (a) The Non-Lender Secured Parties shall not have any right whatsoever to do any of the following: (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the Credit Agreement) or to direct the Collateral Agent to do the same, including the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Granting Party under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, this Agreement); (iii) vote in any Bankruptcy Case or similar proceeding in respect of Holdings or any of its Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with this Agreement); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis under Section 364(d) of the Bankruptcy Code); (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Lenders or Agents seeking on an equal and ratable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.
(b)    Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the Collateral Agent and the Lenders, with the consent of the Collateral Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction. The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral. Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of Holdings or any of its Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith.
(c)    Notwithstanding any provision of this Subsection 8.1, the Non-Lender Secured Parties shall be entitled subject to any applicable Intercreditor Agreement to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with any applicable Intercreditor Agreement and authorizes the Collateral Agent to enter into any applicable Intercreditor Agreement on its behalf.
(d)    Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees that the Collateral Agent and the Lenders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Granting Party from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties.
8.2    Appointment of Agent. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the Collateral Agent, as agent under the Credit Agreement (and all officers, employees or agents designated by the Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the Collateral Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Non-Lender Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable. It is understood and agreed that the Collateral Agent has appointed the Administrative Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder.
8.3    Waiver of Claims. To the maximum extent permitted by law, each Non-Lender Secured Party waives any claim it might have against the Collateral Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Collateral Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including any such exercise described in Subsection 8.1(b)), except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person. To the maximum extent permitted by applicable law, none of the Collateral Agent or any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holdings, any Subsidiary of Holdings, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person.
8.4    Designation of Non-Lender Secured Parties. The Parent Borrower may from time to time designate a Person as a “Bank Products Affiliate” or a “Hedging Affiliate” hereunder by written notice to the Collateral Agent. Upon being so designated by the Parent Borrower, such Bank Products Affiliate or Hedging Affiliate (as the case may be) shall be a Non-Lender Secured Party for the purposes of this Agreement for as long as so designated by the Parent Borrower.
SECTION 9

Miscellaneous
9.1    Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party, the Administrative Agent and the Collateral Agent, provided that (a) any provision of this Agreement imposing obligations on any Granting Party may be waived by the Administrative Agent and the Collateral Agent in a written instrument executed by the Administrative Agent and the Collateral Agent and (b) if separately agreed in writing between the Parent Borrower and any Non-Lender Secured Party (and such Non-Lender Secured Party has been designated in writing by the Parent Borrower to the Administrative Agent and the Collateral Agent for purposes of this sentence, for so long as so designated), no such waiver and no such amendment or modification shall amend, modify or waive Subsection 6.5 (or the definition of “Non-Lender Secured Party” or “Secured Party” to the extent relating thereto) if such waiver, amendment, supplement or modification would directly and adversely affect a Non-Lender Secured Party without the written consent of such affected Non-Lender Secured Party. For the avoidance of doubt, it is understood and agreed that any amendment, waiver, supplement or other modification of or to any applicable Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to any applicable Intercreditor Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Granting Party, the Administrative Agent and the Collateral Agent in accordance with this Subsection 9.1.
9.2    Notices. All notices, requests and demands to or upon the Collateral Agent, the Administrative Agent or any Granting Party hereunder shall be effected in the manner provided for in Subsection 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on

Schedule 1, unless and until such Guarantor shall change such address by notice to the Collateral Agent and the Administrative Agent given in accordance with Subsection 11.2 of the Credit Agreement.
9.3    No Waiver by Course of Conduct; Cumulative Remedies. None of the Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to Subsection 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
9.4    Enforcement Expenses; Indemnification. (a) Each Guarantor jointly and severally agrees to pay or reimburse each Secured Party, the Administrative Agent and the Collateral Agent for all their respective reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including the reasonable fees and disbursements of counsel to the Secured Parties, the Collateral Agent and the Administrative Agent.
(b)    Each Grantor jointly and severally agrees to pay, and to save the Collateral Agent, the Administrative Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the Parent Borrower would be required to do so pursuant to Subsection 11.5 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence, bad faith or willful misconduct of the Collateral Agent, the Administrative Agent or any other Secured Party as determined by a court of competent jurisdiction in a final and nonappealable decision.
(c)    The agreements in this Subsection 9.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.
9.5    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Collateral Agent, the Administrative Agent and the Secured Parties and their respective successors and assigns permitted by the Credit Agreement.

9.6    Set-Off. Each Guarantor (other than Holdings) hereby irrevocably authorizes each of the Administrative Agent and the Collateral Agent and each other Secured Party at any time and from time to time without notice to such Guarantor or any other Granting Party, any such notice being expressly waived by each Granting Party, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under Subsection 9.1(a) of the Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent, the Administrative Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Collateral Agent, the Administrative Agent or such other Secured Party may elect. The Collateral Agent, the Administrative Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Collateral Agent, the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, the Administrative Agent and each other Secured Party under this Subsection 9.6 are in addition to other rights and remedies (including other rights of set-off) which the Collateral Agent, the Administrative Agent or such other Secured Party may have.
9.7    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
9.8    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.
9.9    Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
9.10    Integration. This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Collateral Agent, the Administrative Agent and the

other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
9.11    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
9.12    Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Agreement shall be deemed or operate to preclude (i) the Collateral Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Subsection 9.12 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Administrative Agent or the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Subsection 9.12(a) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any party at its address referred to in Subsection 9.2 or at such other address of which the Collateral Agent and the Administrative Agent (in the case of any other party hereto) and the Parent Borrower (in the case of the Collateral Agent and the Administrative Agent) shall have been notified pursuant thereto;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Subsection 9.12 any consequential or punitive damages.
9.13    Acknowledgments. Each Guarantor hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
(b)    none of the Collateral Agent, the Administrative Agent or any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.
9.14    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
9.15    Additional Granting Parties. Each new Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to Subsection 5.5.1 or 5.5.2 shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement substantially in the form of Annex 2. Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of the Parent Borrower pursuant to Subsection 5.5.1 or 5.5.2 shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement substantially in the form of Annex 3.

9.16    Releases. (a) At such time as the Loans and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full and the Commitments have been terminated, all Security Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties. At the request and sole expense of any Granting Party following any such termination, the Collateral Agent shall deliver to such Granting Party (subject to Subsection 7.2, without recourse and without representation or warranty) any Security Collateral held by the Collateral Agent hereunder, and execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including UCC termination statements), and do or cause to be done all other acts, as any Granting Party shall reasonably request to evidence such termination.
(b)    Upon any sale or other disposition of Security Collateral permitted by the Credit Agreement (other than any sale or disposition to another Grantor), the Lien pursuant to this Agreement and the other Security Documents on such sold or disposed of Security Collateral shall be automatically released. In connection with a sale or other disposition of all the Capital Stock of any Granting Party (other than to any Grantor) or any other transaction or occurrence as a result of which such Granting Party ceases to be a Restricted Subsidiary of the Parent Borrower, or the sale or other disposition of Security Collateral (other than a sale or disposition to another Grantor) permitted under the Credit Agreement, the Collateral Agent shall, upon receipt from the Parent Borrower of a written request for (a) the release of such Granting Party from its Guarantee or (b) the release of, or the subordination of the Lien pursuant to this Agreement and the other Security Documents on, the Security Collateral subject to such sale, disposition or other transaction, identifying such Granting Party or the relevant Security Collateral together with a certification by the Parent Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents, execute and deliver to the Parent Borrower or the relevant Granting Party (subject to Subsection 7.2, without recourse and without representation or warranty), at the sole cost and expense of such Granting Party, any Security Collateral of such relevant Granting Party held by the Collateral Agent, or the Security Collateral subject to such sale or disposition (as applicable), and, at the sole cost and expense of such Granting Party, execute, acknowledge and deliver to such Granting Party such releases, instruments, intercreditor agreements or other documents (including UCC termination statements), and do or cause to be done all other acts, as the Parent Borrower or such Granting Party shall reasonably request (x) to evidence or effect the release of such Granting Party from its Guarantee (if any) and of the Liens created hereby (if any) on such Granting Party’s Security Collateral or (y) to evidence the release of the Security Collateral (or the subordination of the Lien pursuant to this Agreement and the other Security Documents thereon) subject to such sale or disposition.
(c)    Upon any Granting Party becoming an Excluded Subsidiary in accordance with the provisions of the Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Granting Party (if any) shall be automatically released, and the Guarantee (if any) of such Granting Party, and all obligations of such Granting Party hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party, and the Collateral Agent shall, upon the request of the Parent Borrower or such Granting Party, deliver to the Parent Borrower or such Granting Party (subject to Subsection 7.2, without recourse and without representation or warranty) any Security Collateral of such Granting Party held by the Collateral Agent hereunder and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to the Parent Borrower or such Granting Party (at the sole cost and expense of the Parent Borrower or such Granting Party) all releases, instruments or other documents (including UCC termination statements) and do or cause to be done all other acts, necessary or reasonably desirable for the release of such Granting Party from its Guarantee (if any) or the Liens created hereby (if any) on such Granting Party’s Security Collateral, as applicable, as the Parent Borrower or such Granting Party may reasonably request.
(d)    Upon any Security Collateral being or becoming an Excluded Asset, the Lien pursuant to this Agreement on such Security Collateral shall be automatically released. At the request and sole expense of any Granting Party, the Collateral Agent shall deliver such Security Collateral (if held by the Collateral Agent) to such Granting Party and execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including UCC termination statements), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such release.
(e)    So long as no Event of Default has occurred and is continuing, the Collateral Agent shall at the direction of any applicable Granting Party return to such Granting Party any proceeds or other property received by it during any Event of Default pursuant to either Subsection 5.3.1 or 6.4 and not otherwise applied in accordance with Subsection 6.5.
(f)    The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Security Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Subsection 9.16.
9.17    Judgment. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Collateral Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.
(b)    The obligations of any Guarantor in respect of this Agreement to the Collateral Agent, for the benefit of each holder of Secured Obligations, shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which the sum originally due to such holder is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by the Collateral Agent of any sum adjudged to be so due in the judgment currency, the Collateral Agent may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such holder in the original currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Collateral Agent for the benefit of such holder, against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to the Collateral Agent, the Collateral Agent agrees to remit to the Parent Borrower, such excess. This covenant shall survive the termination of this Agreement and payment of the Obligations and all other amounts payable hereunder.
9.18    Transfer Tax Acknowledgment. Each party hereto acknowledges that the shares delivered hereunder are being transferred to and deposited with the Collateral Agent (or other Person in accordance with any applicable Intercreditor Agreement) as security for the Obligations and that this Subsection 9.18 is intended to be the certificate of exemption from New York stock transfer taxes for the purposes of complying with Section 270.5(b) of the Tax Law of the State of New York.
[Remainder of page left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered all as of the date first written above.
Executed as a deed by
CHC CAYMAN ABL HOLDINGS LTD.
By: /s/ Russ Hill
Name: RUSS HILL
Title: VP, LEGAL
In the presence of: /s/ Tamara Hill
Witness:
Name: TAMARA HILL
Title: N/A
Executed as a deed by
CHC CAYMAN ABL BORROWER LTD.
By: /s/ Russ Hill
Name: RUSS HILL
Title: VP, LEGAL
In the presence of: /s/ Tamara Hill
Witness:
Name: TAMARA HILL
Title: N/A

[SIGNATURE PAGES TO GUARANTEE AND COLLATERAL AGREEMENT]

Acknowledged and Agreed to as of the date hereof by:
BNP Paribas S.A.,
as Collateral Agent
By: /s/ Philippe Lombard
Name: Philippe LOMBARD
Title: Global Head – Optimization & Structured Leasing
By: /s/ Axel Rohrlich
Name: Axel ROHRLICH
Title: Director – Optimization & Structured Leasing

[SIGNATURE PAGES TO GUARANTEE AND COLLATERAL AGREEMENT]

Acknowledged and Agreed to as of the date hereof by:
MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent
By: /s/ Reagan C. Philipp
Name: Reagan Philipp
Title: Authorized Signatory

[SIGNATURE PAGES TO GUARANTEE AND COLLATERAL AGREEMENT]

Schedule 1
Notice Addresses of Granting Parties
CHC Cayman ABL Holdings Ltd.
4740 Agar Drive
Richmond
British Columbia
V7B 1A3
Canada
Attn:     Legal Department
Tel:    +1 (604) 232 – 7400
Fax:    +1 (604) 232 - 8359
Email:    Jackie.Law@chc.ca
CHC Cayman ABL Borrower Ltd.
4740 Agar Drive
Richmond
British Columbia
V7B 1A3
Canada
Attn:     Legal Department
Tel:    +1 (604) 232 – 7400
Fax:    +1 (604) 232 - 8359
Email:    Jackie.Law@chc.ca

Schedule 2
Pledged Securities
None.

Schedule 3
Perfection Matters

1.	Existing Security Interests
None.

2.	Closing Date UCC Filings

Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
CHC Cayman ABL Holdings Ltd.	Cayman	District of Columbia Department of Consumer and Regulatory Affairs	UCC-1 Financing Statement
CHC Cayman ABL Borrower Ltd.	Cayman	District of Columbia Department of Consumer and Regulatory Affairs	UCC-1 Financing Statement

3.	Closing Date IP Filings

A.	Filings with the U.S. Patent and Trademark Office
None.

B.	Filings with the U.S. Copyright Office
None.

Schedule 4A
Financing Statements
[UCC-1 filings to be attached]

Schedule 4B
Jurisdiction of Organization

Name of Entity	Jurisdiction of Organization	Jurisdiction of Filing
CHC Cayman ABL Holdings Ltd.	Cayman	District of Columbia
CHC Cayman ABL Borrower Ltd.	Cayman	District of Columbia

Schedule 5
Intellectual Property
Material Patents, Copyrights, and Trademarks

1.	Patents
None.

2.	Trademarks
None.

3.	Copyrights
None.
Material Registered Patent, Copyright, and Trademark Licenses

4.	Material Patent Licenses
None.

5.	Material Trademark Licenses
None.

6.	Material Copyright Licenses
None.

Schedule 6
Commercial Tort Claims
None.

Schedule 7
Letter-of-Credit Rights
None.

Schedule 8
Agreed Security Principles
[Agreed Security Principles to be attached.]

SCHEDULE 8

AGREED SECURITY PRINCIPLES
The guarantees and security required by the Guarantee and Collateral Agreement or any other Loan Document to be provided in support of the Obligations will be given in accordance with the principles set forth in this Schedule 8 (the “Agreed Security Principles”).
The principles set forth in paragraph 2 below shall apply to all guarantees and security provided by any Qualified Loan Party; provided that, with respect to any Helicopter Mortgage, Local Law Security Document, Local Filing or registration of a Registrable Interest, the principles set forth in paragraph 2 below shall be subject to any inconsistent or conflicting provision of the Guarantee and Collateral Agreement (excluding its Schedules), the Credit Agreement or paragraph 3, 4 or 5 below.
1. Definitions: When used in this Schedule 8, the following terms shall have the following meanings:
“ABL Group”: the Parent Borrower and its Restricted Subsidiaries.
“Protocol”: the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, referred to in clause (b) of the definition of “Cape Town Convention” in the Credit Agreement.
“CHC Group”: the Parent Guarantor and its Restricted Subsidiaries.
“IDERA”: an irrevocable de-registration and export request authorization substantially in the form annexed to the Aircraft Protocol.
“Local Helicopter Mortgage”: has the meaning given to it in paragraph 3.2 below.
“Registrable Interest”: an interest which is registrable with the International Registry pursuant to the Cape Town Convention.
2.     Agreed Security Principles. The Agreed Security Principles embody recognition by all parties that there may be certain legal and practical difficulties in obtaining effective guarantees and security from the ABL Group in jurisdictions in which they are organized or conduct business. In particular:
2.1    General statutory limitations, financial assistance, capital maintenance, corporate benefit, fraudulent preference, “thin capitalization” rules, retention of title claims, exchange control restrictions and similar principles may limit the ability of a member of the ABL Group to provide a guarantee or security or may require that the guarantee or security be limited by an amount or otherwise. The Parent Borrower will use reasonable efforts to demonstrate that adequate corporate benefit accrues to each member of the ABL Group that is a Granting Party.

2.2    The security and extent of its perfection will be agreed taking into account the cost to the ABL Group of providing security and the proportionate benefit accruing to Secured Parties and subject always to the provisions of Subsection 5.2.5(c) of the Guarantee and Collateral Agreement.
2.3    The maximum guaranteed or secured amount will be limited as necessary to minimize stamp duty, notarization, registration or other applicable fees, taxes and duties where the benefit of increasing the guaranteed or secured amount is disproportionate to the level of such fees, taxes and duties.
2.4    Where there is material incremental cost involved in creating security over all assets owned by a member of the ABL Group in a particular category (e.g. real estate) the principle stated at paragraph 2.2 above shall apply.
2.5    It is acknowledged that in certain jurisdictions it may be either impossible or impractical to create security over certain categories of assets in which event security will not be taken over such assets.
2.6    Any assets, other than Helicopter Equipment included in the Borrowing Base, subject to third party arrangements that prevent those assets from being charged will be excluded from any relevant security document; provided that the relevant member of the ABL Group will use reasonable endeavors to obtain consent to charging any such assets if the Administrative Agent determines the relevant asset to be material and if seeking such consent will not adversely affect the business or commercial relationships of any member of the CHC Group.
2.7    Members of the ABL Group will not be required to give guarantees or enter into security documents (whether pursuant to this Agreement or otherwise) if it is not within the legal capacity of the relevant members of the ABL Group or if the same would conflict with the fiduciary duties of the directors (or other officers) of the relevant member of the ABL Group or contravene any legal prohibition or regulatory condition or would result in (or in a material risk of) civil or criminal liability on the part of any director (or other officer) of any member of the ABL Group; provided that the relevant ABL Group-member will use reasonable endeavors lawfully available to it to overcome any such obstacle; and provided further that the above limitation shall be assessed in respect of the obligations of such member of the ABL Group under the Loan Documents generally and not just the guarantee or security being granted by such member.
2.8    No member of the ABL Group shall be required to take any action in any jurisdiction other than the United States, or required by the laws of any such non-United States jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-United States jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States or to perfect any security interests (or other Liens) in any assets not constituting Primary Collateral or Helicopters.
2.9    Perfection of security, when required, and other legal formalities will be completed as soon as reasonably practicable and, in any event, within the time periods specified in this Agreement or the other Security Documents, as applicable, or (if earlier or to the extent no such time periods are specified in such documents) within the time periods specified by applicable law in order to ensure perfection. The giving of a guarantee, the granting of security or the perfection of the security granted will not be required if it would have a material adverse effect on the ability of the CHC Group to conduct its operations and business in the ordinary course as otherwise permitted by the Loan Documents.
2.10    To the extent possible, all security shall be given in favor of the Collateral Agent and not the Secured Parties individually; “parallel debt” provisions will be used where necessary and such provisions will be contained in any Applicable Intercreditor Agreement and not the individual security documents unless required under local laws.
2.11    To the extent possible, there should be no action required to be taken in relation to the guarantees or security when any Lender assigns or transfers any of its interests, or grants any participation, in the Revolving Credit Loans to a new lender.
2.12    Any subsidiary of the Parent Guarantor that is a Controlled Foreign Corporation (as defined in the United States Internal Revenue Code) may not give a guarantee or pledge any of its assets (including shares in a subsidiary) as security for an obligation of a United States Person (as defined in the United States Internal Revenue Code). Furthermore, not more than 65% of each class of the issued and outstanding shares entitled to vote of any such subsidiary may be pledged directly or indirectly as security for an obligation of United States Person. These principles also apply with respect to any entity that becomes a United States Person or a Controlled Foreign Corporation following any guarantee or pledge of assets or shares. These principles also apply to any relevant provision under any other Loan Document, including any Hedging Agreement entered into with any Hedging Affiliate, and any Bank Products Agreement entered into with any Bank Products Affiliate).
2.13    Save as otherwise required under this Agreement, no security will be required over investments/shares in joint ventures or the assets of joint ventures and no joint venture will be required to provide a guarantee.
2.14    Where security is to be granted over a class of assets by a member of the ABL Group and that security includes material and immaterial assets, such member and the Administrative Agent shall agree a threshold in respect of such assets.
3.     Principles Applicable to Helicopter Mortgages. The following principles will apply to the grant of any Helicopter Mortgage.
3.1    Except as provided under paragraph 3.2 below, Helicopter Mortgages executed pursuant to the terms of this Agreement shall be governed by the laws of the State of New York. Such New York governed Helicopter Mortgages and shall be in the form set forth in Annex 4 to this Agreement unless counsel to the Collateral Agent in the jurisdiction of registration, or intended jurisdiction of registration, of the relevant Helicopter have advised the Collateral Agent that a Helicopter Mortgage in such form would not be recognized under the laws of such jurisdiction of registration as being effective in creating a valid first priority perfected security interest (or other Lien) in the Helicopter. In such cases, the Helicopter Mortgage executed by the relevant member of the ABL Group in respect of such Helicopter shall conform to the form of Helicopter Mortgage set forth in Annex 4 to this Agreement except that amendments to such form shall be made to the minimum extent necessary to enable such form of Helicopter Mortgage to be recognized as creating a first priority perfected security interest (or other Lien) in the relevant Helicopter under the laws of the jurisdiction of its registration.
3.2    The members of the ABL Group recognize and accept that it may be necessary for a Helicopter Mortgage in respect of a particular Helicopter to be governed by laws of a jurisdiction other than the State of New York in order to create or perfect a valid first priority security interest (or other Lien) in such Helicopter in favor of the Collateral Agent for the benefit of the Secured Parties. In such cases, the relevant member of the ABL Group shall (subject to paragraph 3.3 below) execute and deliver to the Collateral Agent, in addition to a Helicopter Mortgage in the form set forth in Annex 4 to this Agreement, a Helicopter Mortgage (a “Local Helicopter Mortgage”) governed by such other laws as are necessary to ensure that a valid first priority perfected security interest recognizable under the laws of the relevant Helicopter’s jurisdiction of registration, or intended jurisdiction of registration, is created. A Local Helicopter Mortgage shall provide for its release immediately upon the subject Helicopter being de-registered from the relevant state of registration in relation to which such Local Helicopter Mortgage is required.
3.3    No Local Helicopter Mortgage shall be required in relation to a Helicopter to the extent that (a) the relevant member of the ABL Group has granted an existing Helicopter Mortgage in relation to such Helicopter and local counsel to the Collateral Agent in the jurisdiction of registration, or the intended jurisdiction of registration, of such Helicopter have advised the Collateral Agent that filings with the International Registry in relation to such existing Helicopter Mortgage would provide sufficient legal protection for the Secured Parties without a Local Helicopter Mortgage or (b) the jurisdiction of registration, or the intended jurisdiction of registration, of such Helicopter is one in relation to which the Borrower Representative and the Collateral Agent have agreed a Local Helicopter Mortgage is not required: provided that prior to such agreement the Administrative Agent shall be entitled to seek the advice of counsel in such local jurisdiction when determining whether or not to exercise such discretion.
3.4    The Collateral Agent shall be entitled to require the execution and delivery of such additional documents and instruments (other than further Helicopter Mortgages), including a de-registration powers of attorney and IDERAs, and the taking of such other actions by the ABL Group, in each case as may be reasonably necessary or advisable to ensure the enforceability of a Helicopter Mortgage against third parties under the laws of the jurisdiction of registration of such Helicopter; provided that such documents and instruments do not expand the obligations or limit the rights of the relevant member of the ABL Group in respect of transactions contemplated by the Loan Documents.
3.5    Save as expressly contemplated above, the terms of any Helicopter Mortgage should be consistent with the terms of the form of Helicopter Mortgage set forth in Annex 4 to this Agreement and the principles applicable to the terms of Security Documents generally, as set forth in paragraph 7 below.

4.     Principles Applicable to Local Law Security Documents. The following principles shall apply to the grant of any Local Law Security Documents.
4.1    A key factor in determining whether or not a Local Law Security Document will be required is the applicable cost (including adverse effects on interest deductibility and stamp duty, notarization and registration fees) which shall not be disproportionate to the benefit to be obtained by the Secured Parties under the Local Law Security Document.
4.2    The terms of any Local Law Security Document shall be consistent with the principles applicable to the terms of Security Documents generally, as set forth in paragraph 7 below, and the provisions of paragraphs 8 and 9 (to the extent applicable).
5.     Principles Applicable to Local Filings and Registrable Interests. The following principles will apply with in relation to any requirement to make any Local Filings or registrations of Registrable Interests.
5.1    Local Filings may (and, with respect to security interests in Airframes, will) be required if and to the extent counsel in the relevant jurisdiction have advised that such Local Filings are necessary to perfect a security interest (or other Lien) in any Primary Collateral, Third Party Lease or Helicopter or to ensure the enforceability of any such security interest (or other Lien) against third parties under the laws of such jurisdiction.
5.2    A key factor in determining whether or not any Local Filing will be required is the applicable cost (including adverse effects on interest deductibility and stamp duty, notarization and registration fees) which shall not be disproportionate to the benefit to be obtained by the Secured Parties.
5.3    No registration, filing or recording will be required to be made by the ABL Group, or made by the Collateral Agent, in respect of any security interest, Registrable Interest or other Lien created in any Engine (or any rights in any Engine), except as detailed in Schedule 3 to this Agreement.
5.4    The registration of Registrable Interests shall be confined to registrations of International Interests created in an Airframe or a Third Party Lease pursuant to a Helicopter Mortgage.
6.     Principles Applicable to Legal Opinions. The following principles will apply with in relation to any requirement to deliver or obtain a legal opinion in relation to any Security Document.
6.1    A key factor in determining whether or not a legal opinion will be required by the Collateral Agent in respect of any Security Document or Local Filing is the applicable cost (including adverse effects on interest deductibility and stamp duty, notarization and registration fees) which shall not be disproportionate to the benefit to be obtained by the Secured Parties.
6.2    It shall be reasonable for the Collateral Agent to require the delivery of a legal opinion issued by counsel to the Collateral Agent in (a) the jurisdiction of the laws governing any

Helicopter Mortgage and (b) the jurisdiction of incorporation of the member of the ABL Group executing such Local Helicopter Mortgage, upon delivery of any Local Helicopter Mortgage entered into pursuant to this Agreement.
7.     Terms of Security Documents. The following principles will be reflected in the terms of any Security Document creating a security interest (or other Lien) granted as part of this transaction.
7.1    Security interests (or other Liens) in Primary Collateral shall be granted as first priority security interests (or other Liens).
7.2    Such documents will only operate to create security rather than to impose new commercial obligations. Accordingly, they will not contain any additional representations or undertakings unless these are required for the creation or perfection of the security (as and to the extent that such creation or perfection is required pursuant to the terms this Agreement or the Credit Agreement) of and are no more onerous than any equivalent representation or undertaking in this Agreement or the Credit Agreement.
7.3    Such documents will not contain repeating representations unless these are required for the creation or perfection of the security.
7.4    Such document will secure the obligations of the member of the ABL Group executing such document and will not be enforceable unless an Event of Default shall have occurred and be continuing.
7.5    Any provision for a member of the ABL Group to obtain an acknowledgement or other document shall require only that such member use its reasonable efforts to obtain such acknowledgement or other document, unless such acknowledgement or other document would be necessary for the creation or perfection of the security interest (or other Lien) under the governing law of such Security Document.
7.6    The Collateral Agent and/or the Administrative Agent will only be able to exercise any power of attorney granted to it under or in connection with such documents following the occurrence of an Event of Default which is continuing.
7.7    No such document shall operate so as to prevent any transaction otherwise permitted under this Agreement and the Credit Agreement or to require additional consents or authorizations. Each such document will permit the disposal of any asset where such disposal is permitted under this Agreement and the Credit Agreement, and the release of security where such release is provided for under this Agreement or the Credit Agreement.
7.8    No document will contain separate provisions for default or penalty interest, tax, gross-up or indemnification provisions.
7.9    Without prejudice to the rights of the Lenders at law, any rights of set off will not be exercisable unless an Event of Default shall have occurred and be continuing.

7.10    It is further acknowledged that pursuant to each Security Document (or, if applicable, this Agreement) the Collateral Agent shall not require that any costs, fees, taxes or other amounts payable in connection with any re-taking, re-notarization, perfection, presentation, novation or re-registration of any security in connection with an assignment or transfer by any Lender be for the account of any member of the CHC Group.
7.11    Information, such as lists of assets, will be provided if and only to the extent (a) required by law to create, enforce, perfect or register the security (and in the case of perfection or registration, only to the extent that the same is required pursuant to the terms of a Security Document) or (b) necessary to enforce the security; provided that such information need not be provided by any member of the CHC Group pursuant to this paragraph more frequently than annually unless an Event of Default has occurred and is continuing, and in each case provided that information can be provided without breaching confidentiality requirements or damaging business relationships.
7.12    Each Security Document shall contain a release clause automatically releasing, reassigning and cancelling the security constituted thereby, to the extent that such automatic release is possible under the laws governing such Security Document, and shall otherwise require the Collateral Agent to release or subordinate such security, all in accordance with Subsection 9.16 of this Agreement.
8.     Terms of Security Documents Relating to Capital Stock. The following principles will be reflected in the terms of any Security Document creating a security interest (or other Lien) granted as part of this transaction in Capital Stock.
8.1    In respect of any shares charge (or other document creating a security interest (or other Lien) over Capital Stock), until an Event of Default has occurred and notice of enforcement has been given by the Administrative Agent under such document, the pledgor shall be permitted to retain and to exercise voting rights to any shares charged by them it in a manner that does not adversely affect the validity or enforceability of the security or cause an Event of Default to occur and the pledgor shall be permitted to receive payment of cash dividends (other than in connection with any liquidation) upstream on charged shares to the extent permitted under this Agreement.
9.     Terms of Security Documents Relating to Accounts. The following principles will be reflected in the terms of any Security Document creating a security interest (or other Lien) granted as part of this transaction in Accounts.
9.1    If a member of the ABL Group grants security over its bank accounts it shall be free to deal with those accounts in the course of its business in accordance with the terms of this Agreement and the Credit Agreement until the occurrence of an Event of Default which is continuing.
9.2    If required by local law to perfect the security, notice of the security will be served on the account bank within ten Business Days of the security being granted and the relevant Granting Party shall use its reasonable endeavors to obtain an acknowledgement of that notice within twenty Business Days of service. If the relevant Granting Party has used its reasonable endeavors but has not been able to obtain acknowledgement, its obligation to obtain acknowledgement shall cease on the expiry of that twenty Business Day period. Irrespective of whether notice of the security is required for perfection, if the service of notice would prevent the relevant Granting Party from using a bank account in the course of its business, no notice shall be served until the occurrence of an Event of Default which is continuing.
9.3    Any security over bank accounts shall be subject to any prior security interests in favor of the account bank which are created either by law or in the standard terms and conditions of the account bank. The notice of security may request these are waived by the account bank, but the CHC Group shall not be required to change its banking arrangements if these security interests are not waived or only partially waived.
9.4    Except in respect of the Lien granted by any Granting Party pursuant to this Agreement or another Security Document, unless an Event of Default has occurred and is continuing, the Administrative Agent shall not have discretion to refrain from applying or to hold in suspense accounts moneys received from the CHC Group in respect of the Obligations or to exercise any general rights of set-off.
10.     Terms of Security Documents Relating to Trade Receivables. The following principles will be reflected in the terms of any Security Document securing trade receivables.
10.1    If a member of the ABL Group grants security over its trade receivables, it shall be free to deal with those receivables in the course of its business in accordance with the terms of this Agreement and the Credit Agreement until the occurrence of an Event of Default which is continuing.
10.2    No notice of security may be served until the occurrence of an Event of Default which is continuing.
10.3    No security will be granted over any trade receivables (other than a Third Party Lease) which is not permitted under the terms of the relevant contract.

ANNEX 1
ACKNOWLEDGEMENT AND CONSENT*
The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement, dated as of June 12, 2015 (as amended, waived, supplemented or otherwise modified from time to time, the “Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement or the Credit Agreement referred to therein, as the case may be), made by the Granting Parties party thereto in favor of BNP PARIBAS S.A., as Collateral Agent and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent. The undersigned agrees for the benefit of the Collateral Agent, the Administrative Agent and the Lenders as follows:
The undersigned will be bound by the terms of the Agreement applicable to it as an Issuer (as defined in the Agreement) and will comply with such terms insofar as such terms are applicable to the undersigned as an Issuer.
The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Subsection 5.3.1 of the Agreement.
The terms of Subsections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Subsection 6.3(c) or 6.7 of the Agreement.
[NAME OF ISSUER]

By:______________________________ Name: [__________________] Title:	[_______________]
Address for Notices:
[__________________]

* This consent is necessary only with respect to any Issuer that is not also a Granting Party.

ANNEX 2
ASSUMPTION AGREEMENT
ASSUMPTION AGREEMENT, dated as of [_______ __], 20[_], made by [______________________________], a [______________] corporation (the “Additional Granting Party”), in favor of BNP PARIBAS S.A., as collateral agent (the “Collateral Agent”) and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”), in each case, for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement, or if not defined therein, in the Credit Agreement.
W I T N E S S E T H :
WHEREAS, 6922767 Holding SARL, a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (together with its successors and assigns, the “Parent Guarantor”), CHC Cayman ABL Borrower Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (together with its successors and assigns, the “Parent Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent, and the other parties thereto are parties to a Credit Agreement, dated as of June 12, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, CHC Cayman ABL Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (together with its successors and assigns, “Holdings”), the Parent Borrower and certain of the Parent Borrower’s Subsidiaries are, or are to become, parties to the Guarantee and Collateral Agreement, dated as of dated as of June 12, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent and the Administrative Agent, for the benefit of the Secured Parties;
WHEREAS, the Additional Granting Party is a member of an affiliated group of companies that includes the Parent Borrower and each other Granting Party; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Parent Borrower to make valuable transfers to one or more of the other Granting Parties (including the Additional Granting Party) in connection with the operation of their respective businesses; and the Parent Borrower and the other Granting Parties (including the Additional Granting Party) are engaged in related businesses, and each such Granting Party (including the Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;
WHEREAS, the Credit Agreement requires the Additional Granting Party to become a party to the Guarantee and Collateral Agreement; and

Annex 2

WHEREAS, the Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;
NOW, THEREFORE, IT IS AGREED:
1.    Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Granting Party, as provided in Subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor] and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor] thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedules [____________] to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. The Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor], contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. Each Additional Granting Party hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent and the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in Subsection 3.1 of the Guarantee and Collateral Agreement) of such Additional Granting Party] [and] [the Pledged Collateral (as such term is defined in the Guarantee and Collateral Agreement) of such Additional Granting Party, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement].
2.    GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Annex 2

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[Executed as a deed]
[ADDITIONAL GRANTING PARTY]
By:______________________________
Name:
Title:
Acknowledged and Agreed to as of the date hereof by:
BNP PARIBAS S.A.,
as Collateral Agent
By:______________________________
Name:
Title:
By:_______________________________
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent
By:______________________________
Name:
Title:

ANNEX 3
SUPPLEMENTAL AGREEMENT
SUPPLEMENTAL AGREEMENT, dated as of [_________ __], 20[_], made by [______________________________], a [______________] corporation (the “Pledgor”), in favor of BNP PARIBAS S.A., as collateral agent (the “Collateral Agent”) and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”), in each case, for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement, or if not defined therein, in the Credit Agreement.
W I T N E S S E T H :
WHEREAS, 6922767 Holding SARL, a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (together with its successors and assigns, the “Parent Guarantor”), CHC Cayman ABL Borrower Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (together with its successors and assigns, the “Parent Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent, and the other parties thereto are parties to a Credit Agreement, dated as of June 12, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, CHC Cayman ABL Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (together with its successors and assigns, “Holdings”), the Parent Borrower and certain of the Parent Borrower’s Subsidiaries are, or are to become, parties to the Guarantee and Collateral Agreement, dated as of dated as of June 12, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for the benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the [Additional] Pledgor to become a Pledgor under the Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Pledgor; and
WHEREAS, the Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the Guarantee and Collateral Agreement;
NOW, THEREFORE, IT IS AGREED:
1.    Guarantee and Collateral Agreement. By executing and delivering this Supplemental Agreement, the Pledgor, as provided in Subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a Pledgor under the Guarantee and Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Pledgor listed in Annex 1 hereto

Annex 3

and will be bound by all terms, conditions and duties applicable to a Pledgor under the Guarantee and Collateral Agreement, as a Pledgor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule 2 to the Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information.
2.    GOVERNING LAW. THIS SUPPLEMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Annex 3

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.
[Executed as a deed]
[PLEDGOR]
By:______________________________
Name:
Title:
Acknowledged and Agreed to as of the date hereof by:
BNP PARIBAS S.A.,
as Collateral Agent
By:______________________________
Name:
Title:
By:_______________________________
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent
By:______________________________
Name:
Title:

ANNEX 4 TO GUARANTEE AND COLLATERAL AGREEMENT – FORM OF HELICOPTER MORTGAGE

Helicopter Mortgage – MSN [***]

HELICOPTER MORTGAGE
Dated as of [***]
between
[NAME OF MORTGAGOR]
as Mortgagor
and
BNP PARIBAS S.A.
as Collateral Agent

Table of Contents

Page

Article I

DEFINITIONS

Section 1.01.	Definitions 6

Section 1.02.	Other Definitional Provisions 6
Article II

APPLICATION OF PROCEEDS
Article III

EVENTS OF DEFAULT;
REMEDIES OF COLLATERAL AGENT

Section 3.01.	Remedies 7

Section 3.02.	Remedies Cumulative 9

Section 3.03.	Discontinuance of Proceedings 10

Section 3.04.	Appointment of a Receiver 10
Article IV

DUTIES AND RIGHTS OF THE COLLATERAL AGENT

Section 4.01.	Duties of the Collateral Agent 10

Section 4.02.	Rights of Collateral Agent 11
Article V

CERTAIN COVENANTS

Section 5.01.	Certain Covenants of the Mortgagor 11

Section 5.02.	Certain Covenants of the Collateral Agent 12

Section 5.03.	Release of Helicopter Collateral from Lien of Helicopter Mortgage 13

Table of Contents
(continued)
Page

Article VI

MISCELLANEOUS

Section 6.01.	Sale by the Collateral Agent Is Binding 14

Section 6.02.	This Helicopter Mortgage for the Benefit of the Mortgagor and the Secured Parties 14

Section 6.03.	Notices 15

Section 6.04.	Severability 15

Section 6.05.	Amendments and Waivers 15

Section 6.06.	Successors and Assigns 15

Section 6.07.	Section Headings 15

Section 6.08.	The Mortgagor’s Performance and Rights 15

Section 6.09.	Counterparts 16

Section 6.10.	Governing Law 16

Section 6.11.	Waiver of Jury Trial 16

Section 6.12.	Submission to Jurisdiction 16

Exhibit A	— Description of Helicopter

Annex A	— Form of Notice and Acknowledgement of Assignment of Third Party Lease

HELICOPTER MORTGAGE
This HELICOPTER MORTGAGE, dated as of [***], [***] (this “Helicopter Mortgage”), is made by and between [NAME OF MORTGAGOR], a [limited liability company] organized and existing under the laws of [***] / [an exempted company incorporated with limited liability in the Cayman Islands] (together with its successors and permitted assigns, the “Mortgagor”), and BNP PARIBAS S.A., as collateral agent (in such capacity, and together with its permitted successors and assigns in such capacity, the “Collateral Agent”) for and on behalf of itself and the other Secured Parties (as defined in the Credit Agreement).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement, dated as of [***] (as amended, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among 6922767 Holding SARL, a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, CHC Cayman ABL Borrower Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, certain Subsidiaries of the Parent Borrower (as defined therein) from time to time party thereto as Subsidiary Borrowers (as defined therein), the Collateral Agent, Morgan Stanley Senior Funding, Inc., as administrative agent (as further defined in the Credit Agreement, the “Administrative Agent”), and the other parties from time to time party thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;
WHEREAS, the Mortgagor is a party to that certain Guarantee and Collateral Agreement, dated as of [***] (as amended, waived, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among CHC Cayman ABL Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, the Parent Borrower and certain Subsidiaries of the Parent Borrower from time to party thereto as Granting Parties (as defined therein) pursuant to which the Mortgagor has granted security to the Collateral Agent and agreed to grant a mortgage over any Helicopter (as defined in the Credit Agreement) that it owns or subsequently acquires; and
WHEREAS, the Mortgagor is required to enter into this Helicopter Mortgage under the terms of the Guarantee and Collateral Agreement.

GRANTING CLAUSE
NOW, THEREFORE, to secure the Mortgagor’s Obligations, and in consideration of the premises and of the covenants contained in the Loan Documents, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Mortgagor does hereby grant, bargain, sell, convey, transfer, mortgage, assign, pledge and confirm unto the Collateral Agent, for the security and benefit of the Secured Parties, a first priority security interest in, and mortgage lien on, all estate, right, title and interest of the Mortgagor in, to and under, all and singular, the following described properties, rights, interests and privileges, whether now owned or hereafter acquired (which, collectively, together with all property hereafter specifically subject to the Lien of this Helicopter Mortgage by the terms hereof or any supplement hereto, are included within, and are referred to as, the “Helicopter Collateral”):
(1)    the Helicopter described in Exhibit A (the “Helicopter”), including the Airframe and such Engines and Parts as may be installed upon such Airframe from time to time, together with all substitutions and replacements of, and additions, improvements, accessions and accumulations to, such Helicopter, including the Airframe, the Engines, any and all Parts and the Manuals and Technical Records;
(2)    all Leases of the Helicopter to which the Mortgagor is or may from time to time be party as lessor, including (i) all rights of the Mortagor to receive moneys due and to become due under or pursuant to such Lease, (ii) all rights of the Mortgagor to the proceeds of any insurance, indemnity, warranty or guaranty with respect to such Lease, (iii) claims of the Mortgagor for damages arising out of or for breach or default under such Lease, (iv) rights of the Mortgagor to terminate such Lease, to perform thereunder and to compel performance of, and otherwise to exercise all remedies under, any Lease, whether arising under such Lease or by statute or at law or in equity, (v) all rights of the Mortgagor to discharge any registration of an International Interest made with the International Registry in respect of such Lease, (vi) any deregistration power of attorney issued in favor of the Mortagor and (vii) all other rights and property of the Mortgagor included therein together with all payments, including without limitation all rent, damages, expenses, indemnity payments and other amounts due to the Mortgagor thereunder; and
(3)    all proceeds of the foregoing;
PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions, so long as no Event of Default shall have occurred and be continuing, the Mortgagor shall have the right, to the exclusion of the Collateral Agent, to quiet enjoyment of the Helicopter, Airframe, Engines and Parts, and to possess, use, retain and control the Helicopter, Airframe, Engines and Parts and all revenues, income and profits derived therefrom;
TO HAVE AND TO HOLD all and singular the aforesaid property unto the Collateral Agent, for the benefit and security of the Secured Parties, for the use and purposes and with the power and authority and subject to the terms and conditions set forth in this Helicopter Mortgage.

Subject to the terms and conditions hereof, the Mortgagor does hereby irrevocably constitute the Collateral Agent (and the Administrative Agent, as its subagent or designee) the true and lawful attorney of the Mortgagor (which appointment is coupled with an interest) with full power (in the name of the Mortgagor or otherwise) to ask for, require, demand and receive any and all monies due and to become due to the Mortgagor under or arising out of any aircraft purchase, and all other property which now or hereafter constitutes part of the Helicopter Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Collateral Agent (or the Administrative Agent, as its subagent or designee) may deem to be necessary or advisable in the premises; provided that the Collateral Agent (and the Administrative Agent, as its subagent or designee) shall not exercise any such rights except during the continuance of an Event of Default.
The Mortgagor does hereby warrant and represent that it has not sold, assigned or pledged, and hereby covenants and agrees that it will not sell, assign or pledge, so long as this Helicopter Mortgage shall remain in effect and the Lien hereof shall not have been released pursuant to the provisions hereof, any of its estate, right, title or interest hereby assigned, to any Person other than the Collateral Agent, in each case except as otherwise permitted in or permitted by any Loan Document.
IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:
Article I

DEFINITIONS
Section 1.01.    Definitions. (a) For all purposes of this Helicopter Mortgage, unless the context otherwise requires, terms and expressions used herein shall have the same meaning as when used in the Guarantee and Collateral Agreement
(a)    The following term shall have the following meaning:
“Protocol”: the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, referred to in clause (b) of the definition of “Cape Town Convention” in the Credit Agreement.
Section 1.02.    Other Definitional Provisions.
(a)    References to Parts. All references in this Helicopter Mortgage to designated “Articles”, “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision of this Helicopter Mortgage, unless otherwise specifically stated.
(b)    Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Helicopter Mortgage as a whole and not to any particular Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision.

(c)    Including Without Limitation. Unless the context otherwise, requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.
(e)    Reference to Government. All references in this Helicopter Mortgage to a “government” are to such government and any instrumentality or agency thereof.
(d)    Reference to Persons. All references in this Helicopter Mortgage to a Person shall include successors and permitted assigns of such Person.
ARTICLE II

APPLICATION OF PROCEEDS
It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the Mortgagor’s Helicopter Collateral received by the Collateral Agent (whether from the Mortgagor or otherwise) shall be transferred to the Administrative Agent and held by the Administrative Agent for the benefit of the Secured Parties as collateral security for the Obligations of the Mortgagor (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Administrative Agent, subject to any Applicable Intercreditor Agreement, be applied by the Administrative Agent against the Obligations of the Mortgagor then due and owing in the order of priority set forth in Subsection 10.15 of the Credit Agreement.
ARTICLE III

EVENTS OF DEFAULT;
REMEDIES OF COLLATERAL AGENT
Section 3.01.    Remedies.
(a)    General. If an Event of Default shall have occurred and be continuing and so long as the same shall continue unremedied, the Collateral Agent (or the Administrative Agent, as its subagent or designee), on behalf of the Secured Parties, may do one or more of the following to the extent permitted by, and subject to compliance with the requirements of, applicable law then in effect:
(i)    cause the Mortgagor, upon the written demand of the Collateral Agent (or the Administrative Agent, as its subagent or designee), at the Mortgagor’s expense, to deliver promptly, and the Mortgagor shall deliver promptly, all or such part of Helicopter Collateral as the Collateral Agent (or the Administrative Agent, as its subagent or designee) may so demand to the Administrative Agent or its order, or, if the Mortgagor shall have failed to so deliver any such part of the Helicopter Collateral after such demand, the Collateral Agent (or the Administrative Agent, as its subagent or designee), at its option, may enter upon the premises where all or such part of the Helicopter Collateral is located and take immediate possession of and remove the same, subject to all of the rights of the owner, lessor or lien holder;

(ii)    sell all or any part of the Helicopter Collateral at public or private sale, whether or not the Collateral Agent (or the Administrative Agent, as its subagent or designee) shall at the time have possession thereof, as the Collateral Agent may determine, or otherwise dispose of, hold, use, operate, lease to others (including the Mortgagor) or keep idle all or any part of the Helicopter Collateral as the Collateral Agent (or the Administrative Agent, as its subagent or designee), in its sole discretion, determines, all free and clear of any rights or claims of the Mortgagor, and the proceeds of such sale or disposition shall be distributed as set forth in Article II;
(iii)    exercise any other remedy of a secured party under the Code (whether or not in effect in the jurisdiction in which enforcement is sought); or
(iv)    to the extent applicable, exercise any remedies available to it under the Cape Town Convention.
(b)    Cape Town Convention Remedies. If the Helicopter is registered in a Contracting State or the Mortgagor is “situated in” a Contracting State for the purposes of the Cape Town Convention, the Collateral Agent may (in addition to or in connection with any other remedies available hereunder or under any other Applicable Law), if an Event of Default shall have occurred and be continuing, exercise of any and all remedies available to it under the Cape Town Convention as it shall determine in its sole discretion. In connection therewith, the parties hereby agree to the extent permitted by Applicable Law that (i) Article 9(1) and Article 9(2) of the Convention, wherein the parties may agree or the court may order that any Helicopter Collateral shall vest in the Collateral Agent in or towards satisfaction of the Secured Obligations, shall not preclude the Collateral Agent from obtaining title to any Helicopter Collateral pursuant to any other remedies available under Applicable Law (including but not limited to Article 9-620 of the UCC); and (ii) the Collateral Agent may obtain from any applicable court, pending final determination of any claim resulting from an Event of Default, speedy relief in the form of any of the orders specified in Article 13 of the Convention and Article X of the Protocol as the Collateral Agent shall determine in its sole and absolute discretion, subject to any procedural requirements prescribed by Applicable Law.
(c)    Expenditure and Maintenance of Helicopter Collateral. Upon every such taking of possession of any Helicopter Collateral under this Section 3.01, the Collateral Agent may, from time to time, at the expense of the Helicopter Collateral, make all such expenditures for maintenance, insurance, repairs, alterations, additions and improvements to and of the Helicopter Collateral as it deems necessary to maintain the Helicopter Collateral in good working order. In each such case, the Collateral Agent (or the Administrative Agent, as its subagent or designee) may maintain, use, operate, store, insure, lease, control, manage or dispose of the Helicopter Collateral and may exercise all rights and powers of the Mortgagor relating to the Helicopter Collateral as the Collateral Agent (or the Administrative Agent, as its subagent or designee) reasonably deems best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management or disposition of the Helicopter Collateral or any part thereof as the Collateral Agent (or the Administrative Agent, as its subagent or designee) may reasonably determine; and the Collateral Agent (or the Administrative Agent, as its subagent or designee) shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Helicopter Collateral and every part thereof. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, insurance, leasing, control, management or disposition of the Helicopter Collateral, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments that the Collateral Agent (or the Administrative Agent, as its subagent or designee) is required or elects to make, if any, for Taxes, insurance or other proper charges assessed against or otherwise imposed upon the Helicopter Collateral or any part thereof, and all other payments which the Collateral Agent (or the Administrative Agent, as its subagent or designee) is required or expressly authorized to make under any provision of this Helicopter Mortgage and shall otherwise be applied in accordance with Article II
(d)    Notice of Sale; Bids; Etc. The Collateral Agent (or the Administrative Agent, as its subagent or designee) shall give the Mortgagor at least 30 days’ prior written notice of any public sale or of the date on or after which any private sale will be held, which notice the Mortgagor hereby agrees to the extent permitted by applicable law (including, for the avoidance of doubt, for the purposes of Article 8(4) of the Convention) is reasonable prior notice. The Mortgagor and its Affiliates shall also be entitled to bid for and become the purchaser of any Helicopter Collateral offered for sale pursuant to this Section 3.02.
(e)    Power of Attorney, Etc. To the extent permitted by applicable law, the Mortgagor irrevocably appoints, while an Event of Default has occurred and is continuing, the Collateral Agent (and the Administrative Agent, as its subagent or designee) the true and lawful attorney-in-fact of the Mortgagor (which appointment is coupled with an interest) in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of the Lien of this Helicopter Mortgage, whether pursuant to foreclosure or power of sale, or otherwise, to execute and deliver all such bills of sale, assignments and other instruments as may be necessary or appropriate, with full power of substitution, the Mortgagor hereby ratifying and confirming all that such attorney or any substitute shall do by virtue hereof in accordance with applicable law; provided that if so requested by the Collateral Agent (or the Administrative Agent, as its subagent or designee) or any purchaser, the Mortgagor shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Collateral Agent (or the Administrative Agent, as its subagent or designee) or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may reasonably be designated in any such request.
Section 3.02.    Remedies Cumulative. To the extent permitted under applicable law, each and every right, power and remedy specifically given to the Collateral Agent (and the Administrative Agent, as its subagent or designee) herein or otherwise in this Helicopter Mortgage or in any other Loan Document shall be cumulative and shall be in addition to every other right, power and remedy specifically given herein or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically given herein or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Collateral Agent (or the Administrative Agent, as its subagent or designee), and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Collateral Agent (or the Administrative Agent, as its subagent or designee) in the exercise of any right, remedy or power or in the pursuance of any remedy shall, to the extent permitted by applicable law, impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Mortgagor or to be an acquiescence therein.
Section 3.03.    Discontinuance of Proceedings. In case the Collateral Agent (or the Administrative Agent, as its subagent or designee) shall have instituted any proceedings to enforce any right, power or remedy under this Helicopter Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent (or the Administrative Agent, as its subagent or designee), then and in every such case the Mortgagor and the Collateral Agent (or the Administrative Agent, as its subagent or designee) shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Helicopter Collateral, and all rights, remedies and powers of the Collateral Agent (or the Administrative Agent, as its subagent or designee) shall continue as if no such proceedings had been undertaken (but otherwise without prejudice).
Section 3.04.    Appointment of a Receiver. To the extent permitted by applicable law, if an Event of Default shall have occurred and be continuing, the Collateral Agent (or the Administrative Agent, as its subagent or designee) shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Collateral Agent, the Administrative Agent or any successor or nominee thereof) for all or any part of the Helicopter Collateral, whether such receivership be incidental to a proposed sale of the Helicopter Collateral or the taking of possession thereof or otherwise, and, to the extent permitted by applicable law, the Company hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Helicopter Collateral shall be entitled to exercise all the rights and powers of the Collateral Agent (or the Administrative Agent, as its subagent or designee) with respect to the Helicopter Collateral.
ARTICLE IV

DUTIES AND RIGHTS OF THE COLLATERAL AGENT
Section 4.01.    Duties of the Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Helicopter Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Collateral Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Helicopter Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Helicopter Collateral upon the request of the Mortgagor or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Helicopter Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Helicopter Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to the Mortgagor for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).
Section 4.02.    Rights of Collateral Agent. The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its attorneys and agents and the Collateral Agent shall not be responsible for the misconduct or negligence of any agent or attorney appointed by it with due care.
ARTICLE V

CERTAIN COVENANTS
Section 5.01.    Certain Covenants of the Mortgagor.
(a)    Obligations under the Loan Documents. The Mortgagor agrees to pay, perform and observe all of the agreements, covenants and obligations of the Mortgagor set forth in the Loan Documents as though all such agreements, covenants and obligations were set forth in full herein (it being agreed that this Section 5.01(a) shall not restrict the ability to amend, modify or supplement, or waive compliance with, any Loan Document in accordance with the terms thereof).
(b)    Further Assurances. On and after the date hereof, the Mortgagor will cause to be done, executed, acknowledged and delivered such further acts, conveyances and assurances as the Collateral Agent shall reasonably request for the purposes of perfecting the Lien created by this Helicopter Mortgage or to ensure its enforceability against third parties, provided that such documents, acts, conveyances and assurances shall not expand any obligations or limit any rights of the Mortgagor in respect of the transactions contemplated by the Loan Documents.
(c)    Filing and Recordation of this Helicopter Mortgage; Registration of International Interest. The Mortgagor, at its own expense, will cause this Helicopter Mortgage to be promptly filed and recorded, or filed for recording, with the [insert details of Helicopter’s registry]. [In addition, the Mortgagor will promptly cause the registration of the International Interest created in the Airframe [and the Third Party Lease to which the Helicopter is subject] under this Helicopter Mortgage to be effected on the International Registry in accordance with the Cape Town Convention, and shall, as and to the extent applicable, consent to such registration upon the issuance of a request for such consent by the International Registry.]
(d)    Maintenance of Filings. The Mortgagor, at its own expense, will take, or cause to be taken, such action with respect to the due and timely recording, filing, re-recording and re-filing of this Helicopter Mortgage and any financing statements and any continuation statements or other instruments as are necessary to maintain, so long as this Helicopter Mortgage is in effect, the perfection of the security interests created by this Helicopter Mortgage or will furnish the Collateral Agent with timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable the Collateral Agent to take such action.
(e)    No Engine Filings. Notwithstanding any other provision of this Helicopter Mortgage or any other Loan Document to the contrary, the Mortgagor shall not be required to make, and the Collateral Agent shall not make, any filings, recordings or registrations in respect of any security interest, Lien or International Interest created under this Helicopter Mortgage in any Engine.
(f)    Lease Actions. Upon the inclusion of any Third Party Lease in the Helicopter Collateral, the Mortgagor will (i) provide the Collateral Agent with details of any such Third Party Lease, (ii) sign and deliver to the relevant Third Party Lessee a notice (in the form set out in Annex A or such other form as the Collateral Agent may reasonably agree) of the assignment of such Third Party Lease created pursuant to this Agreement and use its reasonable efforts to obtain a signed acknowledgement (in the form set out in Annex A or such other form as the Collateral Agent may reasonably agree) of such notice and (iii) with respect to each Third Party Lease that constitutes an International Interest registered with the International Registry, cause the assignment of such Third Party Lease under this Helicopter Mortgage to be registered with the International Registry.
(g)    Subordination of Lessee’s Rights. The Mortgagor will ensure that the rights of the lessee under any Lease assigned hereunder, other than a Third Party Lease, will, by the terms of such lease, be subject and subordinate to the rights of the Collateral Agent under this Helicopter Mortgage.
Section 5.02.    Certain Covenants of the Collateral Agent.
(a)    Continuing Registration and Re-Registration. The Collateral Agent agrees to execute and deliver, at the Mortgagor’s expense, all such documents and consents as the Mortgagor may reasonably request for the purpose of registering, re-registering or continuing the registration of the Helicopter with any aircraft registry or for the purpose of registering or maintaining any registration of the Helicopter on the International Registry.
(b)    Mortgagor’s Quiet Enjoyment. The Collateral Agent agrees that, unless an Event of Default shall have occurred and be continuing, it shall not (and shall not permit any Affiliate or other Person claiming by, through or under it to) take any action contrary to, or otherwise in any way interfere with or disturb (and then only in accordance with this Helicopter Mortgage), the quiet enjoyment of the use and possession of the Helicopter, the related Airframe, any related Engine or any Part thereof by the Mortgagor, a lessee of the Helicopter, or any transferee of any interest in any part thereof permitted under this Helicopter Mortgage.
(c)    Quiet Enjoyment for Third Party Lessees. The Collateral Agent agrees that, unless the relevant lessee is in breach of its obligations under a Third Party Lease, it shall not (and shall not permit any Affiliate or other Person claiming by, through or under it to) take any action contrary to, or otherwise in any way interfere with or disturb (and then only in accordance with the terms of the relevant Third Party Lease), the quiet enjoyment of the use and possession of the Helicopter, the related Airframe, any related Engine or any Part thereof by any lessee of the Helicopter under a Third Party Lease.

(d)    Cooperation. The Collateral Agent will cooperate with the Mortgagor in connection with the recording, filing, re-recording and re-filing of this Helicopter Mortgage and any financing statements or other documents as are necessary to maintain the perfection hereof or otherwise protect the security interests created hereby.
Section 5.03.    Release of Helicopter Collateral from Lien of Helicopter Mortgage.
(a)    Satisfaction of Obligations. At such time as the Loans and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full and the Commitments have been terminated, all Helicopter Collateral shall be released from the Liens created hereby, and this Helicopter Mortgage and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and the Mortgagor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Helicopter Collateral shall revert to the Granting Parties. At the request and sole expense of the Mortgagor following any such termination, the Collateral Agent shall (i) deliver to the Mortgagor (subject to Section 4.01, without recourse and without representation or warranty) any Helicopter Collateral held by the Collateral Agent hereunder, (ii) execute, acknowledge and deliver to the Mortgagor such releases, instruments or other documents (including UCC termination statements) and do or cause to be done all other acts, as any Granting Party shall reasonably request to evidence such termination and (iii) take such actions as may be required to be taken by the Collateral Agent to cancel or release any International Interest or other lien of the Collateral Agent created hereunder.
(b)    Sales and Dispositions; Removal of Engines and Parts. Upon (i) any sale or other disposition of any Helicopter Collateral permitted by the Credit Agreement or (ii) the removal of any Engine or Part from the Airframe, the Lien pursuant to this Helicopter Mortgage on such sold, disposed of or removed Helicopter Collateral shall be automatically released. At the request and sole expense of the Mortgagor following any such sale, disposition or removal, the Collateral Agent shall (A) deliver to the Mortgagor (subject to Section 4.01, without recourse and without representation or warranty) any Helicopter Collateral held by the Collateral Agent hereunder, (B) execute, acknowledge and deliver to the Mortgagor such releases, instruments or other documents (including UCC termination statements) and do or cause to be done all other acts, as the Mortgagor shall reasonably request to evidence such release and (D) take such actions as may be required to be taken by the Collateral Agent to cancel or release any International Interest or other lien of the Collateral Agent created hereunder, in each case only in relation to the Helicopter Collateral in relation to which such Lien has been released.
(c)    Excluded Subsidiary. Upon the Mortgagor becoming an Excluded Subsidiary in accordance with the provisions of the Credit Agreement, the Lien pursuant to this Helicopter Mortgage on the Helicopter Collateral shall be automatically released and all obligations of the Mortgagor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and, upon the request of the Mortgagor following any such termination, the Collateral Agent shall (i) deliver to the Mortgagor (subject to Section 4.01, without recourse and without representation or warranty) any Helicopter Collateral held by the Collateral Agent hereunder, (ii) execute, acknowledge and deliver to the Mortgagor such releases, instruments or other documents (including UCC termination statements) and do or cause to be done all other acts, as any Granting Party shall reasonably request to evidence such termination and (iii) take such actions as may be required to be taken by the Collateral Agent to cancel or release any International Interest or other lien of the Collateral Agent created hereunder.
(d)    Excluded Assets. Upon any Helicopter Collateral being or becoming an Excluded Asset, the Lien pursuant to this Helicopter Mortgage on such Helicopter Collateral shall be automatically released. At the request and sole expense of the Mortgagor following any such termination, the Collateral Agent shall (i) deliver to the Mortgagor (subject to Section 4.01, without recourse and without representation or warranty) any Helicopter Collateral held by the Collateral Agent hereunder, (ii) execute, acknowledge and deliver to the Mortgagor such releases, instruments or other documents (including UCC termination statements) and do or cause to be done all other acts, as any Granting Party shall reasonably request to evidence such termination and (iii) take such actions as may be required to be taken by the Collateral Agent to cancel or release any International Interest or other lien of the Collateral Agent created hereunder.
The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Helicopter Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 5.03.
ARTICLE VI

MISCELLANEOUS
Section 6.01.    Sale by the Collateral Agent Is Binding. Any sale or other conveyance of the Helicopter, the Airframe, any Engine or any interest therein by the Collateral Agent (or the Administrative Agent, as its subagent or designee) made pursuant to the terms of this Helicopter Mortgage shall bind the Secured Parties and the Mortgagor and shall be effective to transfer or convey all right, title and interest of the Collateral Agent, the Mortgagor and such Secured Parties in and to the Helicopter, Airframe, Engine or interest therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Collateral Agent or the Secured Parties.
Section 6.02.    This Helicopter Mortgage for the Benefit of the Mortgagor and the Secured Parties. Nothing in this Helicopter Mortgage, whether express or implied, shall be construed to give any Person other than the Mortgagor and the Secured Parties any legal or equitable right, remedy or claim under or in respect of this Helicopter Mortgage.
Section 6.03.    Notices. All notices, requests and demands to or upon the Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in Subsection 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon the Mortgagor shall be addressed to the Mortgagor at its notice address set forth on below, unless and until the Mortgagor shall change such address by notice to the Collateral Agent and the Administrative Agent given in accordance with Subsection 11.2 of the Credit Agreement.

Mortgagor’s notice address details:
[●]
Reference:
Attention:
Telephone:
Facsimile:
Section 6.04.    Severability. To the extent permitted by applicable law, any provision of this Helicopter Mortgage that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 6.05.    Amendments and Waivers. Subsections 9.1 and 9.3 of the Guarantee and Collateral Agreement shall apply to this Helicopter Mortgage as if set out in full herein mutatis mutandis.
Section 6.06.    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Mortgagor, the Collateral Agent and the Secured Parties and their respective successors and assigns permitted by the Credit Agreement.
Section 6.07.    Section Headings. The Section headings used in this Helicopter Mortgage are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
Section 6.08.    The Mortgagor’s Performance and Rights. Any obligation imposed on the Mortgagor herein shall require only that the Mortgagor perform or cause to be performed such obligation, even if stated as a direct obligation, and the performance of any such obligation by any permitted assignee, lessee or transferee under an assignment, lease or transfer agreement then in effect and in accordance with the provisions of the Loan Documents shall constitute performance by the Mortgagor and, to the extent of such performance, discharge such obligation by the Mortgagor. Except as otherwise expressly provided herein, any right granted to the Mortgagor in this Helicopter Mortgage shall grant the Mortgagor the right to permit such right to be exercised by any such assignee, lessee or transferee, and, in the case of a lessee, as if the terms hereof were applicable to such lessee were such lessee the Mortgagor hereunder. The inclusion of specific references to obligations or rights of any such assignee, lessee or transferee in certain provisions of this Helicopter Mortgage shall not in any way prevent or diminish the application of the provisions of the two sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such assignee, lessee or transferee has not been made in this Helicopter Mortgage.
Section 6.09.    Counterparts. This Helicopter Mortgage may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Helicopter Mortgage including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Helicopter Mortgage, but all of such counterparts together shall constitute one instrument.

Section 6.10.    Governing Law. THIS HELICOPTER MORTGAGE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 6.11.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS HELICOPTER MORTGAGE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
Section 6.12.    Submission to Jurisdiction. Each of the parties hereto, to the extent it may do so under applicable law, for the purposes hereof hereby (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Helicopter Mortgage, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Helicopter Mortgage or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Helicopter Mortgage to be duly executed by their respective officers thereof duly authorized, as of the date first above written.
[Executed as a deed]

[NAME OF MORTGAGOR]

By:
    Name:
    Title:
[in the presence of:

    Witness
    Name:    ]

BNP PARIBAS S.A. as Collateral Agent

By:
    Name:
    Title:

EXHIBIT A

DESCRIPTION OF HELICOPTER
The [name of manufacturer] model [***] aircraft bearing manufacturer’s serial number [***] and [jurisdiction of registration] registration mark [registration mark], together with [number of engines] [model of engines] engines installed thereon.

ANNEX A
Form of Notice of Assignment of Third Party Lease

To:	[Lessee under Third Party Lease]

Dated:	[***], [***]
RE: [description of Third Party Lease] (the “Lease”) relating to one [make and model of helicopter] with MSN [***] (the “Aircraft”)
[Grantor] (the “Grantor”) and BNP Paribas S.A., as collateral agent (together with its successors and assigns, the “Collateral Agent”) hereby give notice that by a Helicopter Mortgage, dated as of [***], 2015 (the “Guarantee and Collateral Agreement”), between the Grantor, the Collateral Agent and Morgan Stanley Senior Funding, Inc. as administrative agent (“Administrative Agent”), the Grantor has granted assigned by way of security to the Collateral Agent all of the Grantor’s right, title and interest in and to the Lease and all claims and proceeds in respect thereof.
Until such time as you receive notice from the Collateral Agent (or the Administrative Agent as the Collateral Agent’s subagent or designee) that it is entitled to enforce and exercise its rights under Helicopter Mortgage (an “Enforcement Notice”), all rights and privileges with respect to the Modification Contract shall continue to be exercisable by the Grantor and you may continue to deal with and take instructions from the Grantor in relation to the Lease in accordance with the terms thereof.
Upon and following receipt of an Enforcement Notice that has not been cancelled or revoked, all rights in respect of the Lease shall be exercisable by the Collateral Agent (or the Administrative Agent as the Collateral Agent’s subagent or designee) to the exclusion of the Grantor.
You shall be under no obligation to the Grantor to enquire as to the truth or accuracy of any statement by the Collateral Agent (or the Administrative Agent as the Collateral Agent’s subagent or designee) that its rights with respect to the Lease have become exercisable.
This notice may not be amended or revoked without the consent of the Collateral Agent.

We further request that you sign and return a copy of the attached acknowledgement of this notice.

[Grantor]

By:
    Name:
    Title:
BNP Paribas S.A.

By:
    Name:
    Title:

Acknowledgment of Notice of Assignment of Third Party Lease
We acknowledge receipt of the above notice and confirm that we have not previously received any notice of any other security interest having been granted in the Grantor’s interest in the above mentioned Lease.

Dated:	[***]
[Lessee under Third Party Lease]

By:
    Name:
    Title:

ANNEX 5
FORM OF NOTICE AND ACKNOWLEDGEMENT OF SECURITY INTEREST - INSURANCES
Form of Notice of Security Interest in Insurances
To:    [Insurer]

Dated:    [***], [***]

RE: One [make and model of helicopter] with MSN [***] (the “Aircraft”)
[Grantor] (the “Grantor”) and BNP Paribas S.A., as collateral agent (together with its successors and assigns, the “Collateral Agent”) hereby give notice that by a Guarantee and Collateral Agreement, dated as of June 12, 2015 (the “Guarantee and Collateral Agreement”), among, inter alios, the Grantor and the Collateral Agent, the Grantor has granted a security interest to the Collateral Agent in all of the Grantor’s right, title and interest in and to any insurances (other than third party liability insurances) and all claims and return of premiums in connection therewith, in respect of the Aircraft and all appliances, components, parts, instruments, appurtenances, accessories, furnishings and other equipment of any nature installed upon such Aircraft from time to time.
We hereby request and instruct you to include each of (i) the Guarantee and Collateral Agreement and (ii) the aircraft mortgage dated [***] in respect of the Aircraft between the Grantor and the Collateral Agent, as a “Contract” for the purposes of the insurance policies (other than third party liability policies) placed with, or underwritten by, yourselves and to note the Collateral Agent as a “Contract Party” under such policies.
We further request that you sign and return a copy of the attached acknowledgement of this notice.

[Grantor]
By:    ..................................................
Name:
Title:

Annex 5

BNP Paribas S.A.
By:    ..................................................
Name:
Title:

Annex 5

Acknowledgment of Notice of Security Interest in Insurances
We acknowledge receipt of the above notice and confirm that we have not previously received any notice of any other security interest having been granted in the Grantor’s interest in the above mentioned insurances.
Dated:    [***]

[Insurer]
By:    ..................................................
Name:
Title:

ANNEX 6
NOTICE AND ACKNOWLEDGEMENT OF SECURITY INTEREST – WARRANTIES

Form of Notice of Security Interest in Warranties
To:    [Manufacturer]

Dated:    [***], [***]
RE: Warranties under [description of agreement containing warranties] in respect of [one [make and model of helicopter] with MSN [***]/[[one] [model of engine] with MSN [***]] (the “Warranties”)
[Grantor] (the “Grantor”) and BNP Paribas S.A., as collateral agent (together with its successors and assigns, the “Collateral Agent”) hereby give notice that by a Guarantee and Collateral Agreement, dated as of June 12, 2015 (the “Guarantee and Collateral Agreement”), among, inter alios, the Grantor, the Collateral Agent and Morgan Stanley Senior Funding, Inc. as administrative agent (“Administrative Agent”), the Grantor has granted a security interest to the Collateral Agent in all of the Grantor’s right, title and interest in and to the Warranties and all claims and proceeds in respect thereof.
Until such time as you receive notice from the Collateral Agent (or the Administrative Agent as the Collateral Agent’s subagent or designee) that it is entitled to enforce and exercise its rights under Guarantee and Collateral Agreement (an “Enforcement Notice”), all rights and privileges with respect to the Warranties shall continue to be exercisable by the Grantor and you may continue to deal with and take instructions from the Grantor in relation to the Warranties in accordance with the terms thereof.
Upon and following receipt of an Enforcement Notice that has not been cancelled or revoked, all rights in respect of the Warranties shall be exercisable by the Collateral Agent (or the Administrative Agent as the Collateral Agent’s subagent or designee) to the exclusion of the Grantor.
You shall be under no obligation to the Grantor to enquire as to the truth or accuracy of any statement by the Collateral Agent (or the Administrative Agent as the Collateral Agent’s subagent or designee) that its rights with respect to the Warranties have become exercisable.

Annex 6

This notice may not be amended or revoked without the consent of the Collateral Agent.
We further request that you sign and return a copy of the attached acknowledgement of this notice.
[Grantor]
By:    ..................................................
Name:
Title:

BNP Paribas S.A.
By:    ..................................................
Name:
Title:

Annex 6

Acknowledgment of Notice of Security Interest in Warranties
We acknowledge receipt of the above notice and confirm that we have not previously received any notice of any other security interest having been granted in the Grantor’s interest in the above mentioned Warranties.
Dated:    [***]

[Manufacturer]
By:    ..................................................
Name:
Title:

ANNEX 7
FORM OF NOTICE AND ACKNOWLEDGEMENT OF SECURITY INTEREST – THIRD PARTY LEASE

Form of Notice of Security Interest in Modification Contract
To:    [Modification Contract Counterparty]

Dated:    [***], [***]

RE: [description of Modification Contract] (the “Modification Contract”) relating to one [make and model of helicopter] with MSN [***] (the “Aircraft”)
[Grantor] (the “Grantor”) and BNP Paribas S.A., as collateral agent (together with its successors and assigns, the “Collateral Agent”) hereby give notice that by a Guarantee and Collateral Agreement, dated as of June 12, 2015 (the “Guarantee and Collateral Agreement”), among, inter alios, the Grantor, the Collateral Agent and Morgan Stanley Senior Funding, Inc. as administrative agent (“Administrative Agent”), the Grantor has granted a security interest to the Collateral Agent in all of the Grantor’s right, title and interest in and to the Modification Contract and all claims and proceeds in respect thereof.
Until such time as you receive notice from the Collateral Agent (or the Administrative Agent as the Collateral Agent’s subagent or designee) that it is entitled to enforce and exercise its rights under Guarantee and Collateral Agreement (an “Enforcement Notice”), all rights and privileges with respect to the Modification Contract shall continue to be exercisable by the Grantor and you may continue to deal with and take instructions from the Grantor in relation to the Modification Contract in accordance with the terms thereof.
Upon and following receipt of an Enforcement Notice that has not been cancelled or revoked, all rights in respect of the Modification Contract shall be exercisable by the Collateral Agent (or the Administrative Agent as the Collateral Agent’s subagent or designee) to the exclusion of the Grantor.
You shall be under no obligation to the Grantor to enquire as to the truth or accuracy of any statement by the Collateral Agent (or the Administrative Agent as the Collateral Agent’s subagent or designee) that its rights with respect to the Modification Contract have become exercisable.

Annex 7
Page

This notice may not be amended or revoked without the consent of the Collateral Agent.
We further request that you sign and return a copy of the attached acknowledgement of this notice.
[Grantor]
By:    ..................................................
Name:
Title:

BNP Paribas S.A.
By:    ..................................................
Name:
Title:

Annex 7
Page

Acknowledgment of Notice of Security Interest in Modification Contract
We acknowledge receipt of the above notice and confirm that we have not previously received any notice of any other security interest having been granted in the Grantor’s interest in the above mentioned Modification Contract.
Dated:    [***]

[Modification Contract Counterparty]
By:    ..................................................
Name:
Title: